SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

     Filed by the Registrant[X]
     Filed by a Party other than the Registrant[ ]

     Check the appropriate box:
     [ ]  Preliminary Proxy Statement
     [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
     [X]  Definitive Proxy Statement
     [ ]  Definitive Additional Materials
     [ ]  Soliciting Material Pursuant to SEC.240.14a-11(c) or SEC.240.14a-12

                 BOOTS & COOTS INTERNATIONAL WELL CONTROL, INC.
================================================================================
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

     Payment of Filing Fee (Check the appropriate box):

     [X]  No fee required.
     [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
          0-11.

          1)   Title of each class of securities to which transaction applies:
               _________________________________________________________________
          2)   Aggregate number of securities to which transaction applies:
               _________________________________________________________________
          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):
               _________________________________________________________________
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               _________________________________________________________________
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               _________________________________________________________________

     [ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:
               _________________________________________________________________
          2)   Form, Schedule or Registration Statement No.:
               _________________________________________________________________
          3)   Filing Party:
               _________________________________________________________________
          4)   Date Filed:
               _________________________________________________________________

                 BOOTS & COOTS INTERNATIONAL WELL CONTROL, INC.
                            11615 N. HOUSTON ROSSLYN
                              HOUSTON, TEXAS 77086

                                                                   April 8, 2004

Dear Stockholder:

     You are cordially invited to attend the 2004 annual meeting of Stockholders of Boots & Coots International Well Control, Inc. (the "Company") to be held at 3:00 p.m., on May 19, 2004, at the Crown Plaza Brookhollow located at 12801 Northwest Freeway, Houston, Texas 77040.

     At the 2004 annual meeting, you will be asked to elect two Class I directors to serve for a term of three years, to approve the 2004 Long-Term
Incentive Plan and to approve an Amendment to the Nonemployee Director Stock Option Plan. The board of directors recommends that you vote FOR these proposals.

     Details regarding the matters to be acted upon at the 2004 annual meeting appear in the accompanying Proxy Statement. Please give this material your careful attention.

     Whether or not you are able to attend the annual meeting, it is important that your shares be represented and voted. Accordingly, be sure to complete, sign and date the enclosed proxy card and mail it in the envelope provided as soon as possible so that your shares may be represented at the meeting and voted in accordance with your wishes. If you do attend the 2004 annual meeting, you may vote in person even if you have previously returned your proxy card.

     On behalf of our board of directors and management, thank you for your continued support of Boots & Coots.


     Very truly yours,


     /s/ K. Kirk Krist                            /s/ Jerry L. Winchester
     --------------------                         --------------------------
     K. Kirk Krist                                Jerry L. Winchester
     Chairman                                     Chief Executive Officer

                 BOOTS & COOTS INTERNATIONAL WELL CONTROL, INC.
                            11615 N. HOUSTON ROSSLYN
                              HOUSTON, TEXAS 77086
                       __________________________________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 19, 2004

To the Stockholders of Boots & Coots International Well Control, Inc.:

     The annual meeting of stockholders of Boots & Coots International Well Control, Inc., a Delaware corporation, will be held on May 19, 2004, at 3:00 p.m., local time, at the Crown Plaza Brookhollow located at 12801 Northwest Freeway, Houston, Texas 77040, for the following purposes:

     1. To elect two Class I directors for a term of three years or until a successor is elected and qualified.

     2.     To  approve  the  2004  Long-Term  Incentive  Plan.

     3. To approve an amendment to the Nonemployee Director Stock Option Plan which includes (i) an increase in the number of shares included in the initial stock option grant to Nonemployee Director, (ii) a one-time stock option grant to incumbent Nonemployee Director and (iii) an increase in the aggregate number of shares that may be awarded by stock option grants.

     4. To transact such other business as may properly come before the meeting or any adjournments thereof.

     Only stockholders of record at the close of business on April 7, 2004, are entitled to notice of and to vote at the meeting.

                                By Order of the Board of Directors,


                                /s/ Brian Keith
                                ----------------------------------------
                                Brian Keith, Corporate Secretary

April 8, 2004

--------------------------------------------------------------------------------
     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE AT YOUR EARLIEST CONVENIENCE. IF YOU DO ATTEND THE MEETING IN PERSON, YOU MAY
WITHDRAW YOUR PROXY AND VOTE IN PERSON. THE PROMPT RETURN OF PROXIES WILL ENSURE A QUORUM AND SAVE THE COMPANY THE EXPENSE OF FURTHER SOLICITATION.
--------------------------------------------------------------------------------




                 BOOTS & COOTS INTERNATIONAL WELL CONTROL, INC.
                            11615 N. HOUSTON ROSSLYN
                              HOUSTON, TEXAS 77086

                                PROXY STATEMENT

                       For Annual Meeting of Stockholders
                           To be Held on May 19, 2004

                                    GENERAL

     This proxy statement is furnished in connection with the solicitation of proxies by Boots & Coots International Well Control, Inc. (the "Company" or "we" or "us") on behalf of its board of directors, to be used at the annual meeting of the stockholders of the Company on May 19, 2004. The proxy statement and the accompanying proxy card are first being mailed to stockholders on or about April 14, 2004.

     The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, solicitation of proxies may be made by personal interview, special letter, telephone or telecopy by any of our officers, directors and employees who will receive no special compensation for these activities. Brokerage firms will be requested to forward proxy materials to beneficial owners of shares registered in their names and will be reimbursed for their expenses.

PROXIES

     If you are not able to attend the 2004 annual meeting in person, you may vote by completing the enclosed proxy card and returning it to the Company. Instructions for voting by mail are included on your proxy card. You are urged to sign and return your proxy card promptly to make certain your shares will be voted at the meeting. Our board of directors will vote your shares according to your instructions. If you sign and return your proxy card but do not specify a choice, your shares will be voted as the board of directors has recommended, which is FOR the election of the nominees for the Class I directors named in the accompanying form of proxy, FOR the approval of the 2004 Long-Term Incentive Plan and FOR the amendment to the Nonemployee Director Stock

Option Plan. Although the board of directors is not aware of any other proposals to be presented at the meeting, your proxy authorizes the persons named in the proxy card to vote on your behalf with respect to any other matters brought before the stockholders. You may revoke your proxy at any time before it has been exercised by giving written notice of revocation to the Secretary of the Company, by filing with the Company a duly executed proxy bearing a later date, or by voting in person at the meeting.

VOTING PROCEDURES AND TABULATION

     The Company will appoint one or more inspectors of election to serve at the 2004 annual meeting. The inspector(s) will ascertain the number of shares outstanding and the voting power of each of the shares, determine the shares represented at the meeting and the validity of proxies and ballots, count all votes and ballots, make a written report of the meeting and perform certain other duties as required by law. Each inspector will sign an oath to perform his or her duties in an impartial manner and to the best of his or her abilities.

     The inspectors will tabulate the number of votes cast for or withheld as to the vote on the nominees for Class I director, the 2004 Long Term Incentive Plan and the amendment to the Nonemployee Director Stock Option Plan. Under Delaware law and the Company's Amended and Restated Certificate of Incorporation and Bylaws, abstentions and broker non-votes will have no effect on the voting on the election of directors, provided a quorum is present, because directors are elected by a plurality of the shares of stock present in person or by proxy at the meeting and entitled to vote. For all proposals other than the election of directors, the affirmative vote of a majority of the shares of common stock represented in person or by proxy at a meeting of stockholders at which a quorum is present is required. A broker non-vote or other limited proxy as to a proposal voted on at the meeting will be counted towards a meeting quorum, but cannot be voted on the proposal and therefore will not be considered a part of the voting power with respect to the proposal.

                                VOTING SECURITIES

     Only the holders of record of our common stock, par value $0.00001 per share, at the close of business on April 7, 2004, the record date for the meeting, are entitled to vote on the election of directors at the meeting. For matters other than the election of directors, the holders of Series A, C and E Preferred Stock, par value $0.00001 per share ("Preferred Stock") are entitled to vote together as a single class with the holders of common stock, voting together as a single class. On the record date, there were 27,299,794 shares of common stock, 50,000, 2,414 and 582 shares of Series A, C and E, respectively, Preferred Stock outstanding and entitled to be voted at the meeting. A majority of the shares of common stock, present in person or by proxy, is necessary to constitute a quorum. Each share of common stock and Preferred Stock is entitled to one vote.

                                  PROPOSAL I:
                          ELECTION OF CLASS I DIRECTORS

     The business and affairs of the Company are managed by our board of directors, which exercises all corporate powers of the Company and establishes broad corporate policies. The Amended and Restated Certificate of Incorporation of the Company requires that our board of directors consist of at least three and no more than nine individuals, with the exact number to be determined by the board. Currently, the size of the board of directors is fixed at five members, thereby requiring the Company to have a minimum of three independent directors under the rules of the American Stock Exchange. Of our current directors, W. Richard Anderson, Robert S. Herlin and E. J. DiPaolo are each "independent" as defined under the rules of the American Stock Exchange.

     Our Amended and Restated Certificate of Incorporation requires that our board of directors be divided into three classes, with each class having a staggered three-year term. Directors are elected to serve until the annual meeting of stockholders for the year in which their term expires and until their successors have been elected and qualified, subject, however, to their prior death, resignation, retirement, disqualification or removal from office. Assuming a quorum is present at the 2004 annual meeting, two Class I directors will be elected by a plurality of the votes of the holders of common stock present in person or represented by proxy at the meeting. Abstentions and broker non-votes have no effect on the vote. All duly submitted and unrevoked proxies will be voted for W. Richard Anderson and Robert Stevens Herlin, the Class I nominees, except where authorization so to vote is withheld. If any nominee should become unavailable for election for any unforeseen reason, the persons designated as proxies will have full discretion to vote for another person nominated by the board of directors.

     The nominees selected to stand for re-election to our board of directors are W. Richard Anderson and Robert Stevens Herlin, who have consented to serve as Class I directors if elected. Mr. Anderson and Mr. Herlin are presently directors of the Company and have served continuously in that capacity since 1999 and 2003, respectively.


   Name of           Year First Elected  Position with the
   Nominee      Age       Director            Company       Class      Term
   -------      ---       --------            -------       -----      ----

   W. Richard
    Anderson     51         1999              Director        I    Expires 2007

 Robert Stevens
     Herlin      49         2003              Director        I    Expires 2007


     Mr. Anderson has served as a director of the Company since August 1999. Mr. Anderson also serves on the Audit Committee and the Compensation Committee. Mr. Anderson is the President, Chief Financial Officer and a director of Prime Natural Resources, a privately held exploration and production company. Prior to his employment at Prime in January 1999, he was employed by Hein & Associates LLP, a certified public accounting firm, where he served as a partner from 1989 to January 1995 and as a managing partner from January 1995 through December 1998. There are no family relationships between Mr. Anderson and any other director or executive officer of the Company.

     Mr. Herlin was appointed a director of the Company on September 30, 2003. Mr. Herlin serves on the Audit Committee and chairs the Compensation Committee. Since 2003, Mr. Herlin has served as the President, CEO and a Director of Natural Gas Systems, a private company involved in the acquisition and redevelopment of oil and gas properties. Since 2003, Mr. Herlin has served as a partner with Tatum Partners, a company that provides CFO's and CEO's on a contract basis to clients. Prior to his employment at Natural Gas Systems, he was CFO of Intercontinental Tower Corporation, a wireless telecom infrastructure operation in South America from 2000 to 2003. From 1997 to 2000, he was President, CEO and CFO of Benz Energy, a company engaged in oil and gas exploration based on 3-D seismic information. Benz Energy filed for protection in November 2000 under Chapter 11 of Federal bankruptcy law and subsequently, liquidated under Chapter 7. There are no family relationships between Mr. Herlin and any other director or executive officer of the Company.

                        THE BOARD OF DIRECTORS RECOMMENDS
                     A VOTE "FOR" THE NOMINEES LISTED ABOVE

                          COMMITTEES AND BOARD MEETINGS

     As permitted by the Bylaws of the Company, the board of directors has designated from its members a Compensation Committee and an Audit Committee. The Company does not have a standing nominating committee of the board of directors or any other committee that performs a similar function. During 2003, the board of directors held 10 meetings. All current directors attended 100 % of such meetings held during the period in which such director served. In addition, the current committees of the board of directors, the composition and functions thereof and the number of meetings held in 2003 are as set forth below:

     Compensation Committee. The Company's Compensation Committee is comprised of two or more directors appointed from time to time by, and serving at the discretion of, the board of directors. Tracy S. Turner and W. Richard Anderson served on the Compensation Committee until Mr. Turner's resignation on May 7, 2003. Our board of directors appointed Messrs. Di Paolo and Herlin to join Mr. Anderson on the Compensation Committee effective November 12, 2003, and Mr. Herlin was designated the chairman of the committee. The Compensation Committee administers the Company's stock option plans, and in this capacity makes all option grants or awards to employees, including executive officers, under the plans. In addition, the Compensation Committee is responsible for making recommendations to the board of directors with respect to the compensation of the Company's chief executive officer and its other executive officers and for establishing compensation and employee benefit policies. The Compensation Committee met two times during 2003 and once during the first quarter of 2004. The Compensation Committee approved the 2004 Long Term Incentive Plan, bonuses under the Company's 2003 Incentive Bonus Plan and Mr. Winchester's new employment agreement.

     CONSIDERATION  OF  DIRECTOR  NOMINEES.

     The Company does not presently maintain a nominating committee of the board of directors. Instead, we rely on the judgment of our independent board members to identify and select qualified candidates for election to our board. Although our board may authorize the establishment of a nominating committee in the future, our current board is relatively small, and our independent directors already serve on the Audit Committee, the Compensation Committee, or both. Our independent directors identify nominees to the board according to the criteria outlined below, and the board ultimately selects nominees based upon the same criteria.

     The Company's independent directors consider the following criteria in recommending the nomination of individuals for re-election to the Company's board:

     - Record of past attendance at board of directors and committee meetings;
     - Ability to contribute to a positive, focused atmosphere in the board room;
     -    Absence of any cause for removal from the board of directors; and
     -    Past contributions in service on the board of directors.

     In addition, all nominees for re-election shall evidence a desire and willingness to attend future board of directors and committee meetings. All decisions regarding whether to recommend the nomination of a director for re-election is within the sole discretion of the independent members of our board.

     The Company's independent directors consider the following criteria in recommending new nominees to the board of directors and its committees from time to time:

     - Expertise and perspective needed to govern the business and strengthen and support executive management - for example: strong financial expertise, knowledge of international operations, or knowledge of the oil field services and petroleum industries.
     - Sound business judgment and a sufficiently broad perspective to make meaningful contributions, under pressure if necessary.
     - Interest and enthusiasm in the Company and a commitment to become involved in its future.
     -    The time and energy to meet board commitments.
     - Constructive participation in discussions, with the capacity to quickly understand and evaluate complex and diverse issues.
     -    Dedication to the highest ethical standards.
     - Supportive of management, but independent, objective, and willing to question and challenge both openly and in private exchanges.
     -    Willingness to anticipate and explore opportunities.

     All decisions regarding whether to recommend the nomination of a new individual for election to the board of directors is within the sole discretion of the independent members of our board.

All new nominees and directors for re-election will be evaluated without regard to race, sex, age, religion, or physical disability.

     SECURITY HOLDER COMMUNICATIONS. Security holder communications intended for the board of directors or for particular directors (other than stockholder proposals submitted pursuant to Exchange Act Rule 14a-8 and communications made in connection with such proposals) may be sent in care of the Company's Secretary at Boots & Coots International Well Control, Inc., 11615 N. Houston Rosslyn, Houston, Texas 77086. The Secretary will forward all such communications to the board of directors or to particular directors as directed without screening such communications.

     The Company has adopted a Code of Business Conduct and Ethics that covers all employees, directors, and officers that relates to the honest and ethical conduct in all business dealings, full, fair accurate timely and understandable disclosures in all reports filed by the Company with or submitted to the Securities and Exchange Commission and in other public communications, compliance with applicable governmental rules and regulations, and avoidance of conflicts of interest. The Code of Business Conduct and Ethics is available on the 'Company Info' link at www.bncg.com.
                                ------------

                             AUDIT COMMITTEE REPORT

     Audit Committee. In 2003, the members of the Audit Committee were Messrs. Anderson, DiPaolo, Turner, Herlin, Easley, and Krist. Messrs. Easley, Turner and Krist resigned from the Audit Committee effective May 16, 2003, May 6, 2003 and May 7, 2003, respectively. The resignations of Messrs. Easley and Turner were related to their resignation from the board of directors; while Mr. Krist resigned as his increased involvement with the Company impaired his status as 'independent'. All members of the Audit Committee were "independent", as such term is defined in Section 121(A) of the American Stock Exchange's listing standards, at the time the members served on the Audit Committee. Our board of directors appointed Messrs. Di Paolo and Herlin to the committee on November 12, 2003. Messrs. Anderson, Di Paolo and Herlin currently serve on the Audit Committee. During 2003, the Audit Committee met four times. The Audit Committee reviews the Company's financial reporting processes, its system of internal controls, and the audit process for monitoring compliance with laws and regulations. In addition, the committee reviews, with the Company's auditors, the scope of the audit procedures to be applied in the conduct of the annual audit, as well as the results of that audit. Our board has determined that each of the Audit Committee members is independent, in accordance with the audit committee requirements of the American Stock Exchange. Messrs Anderson and Herlin are financial experts within the meaning of Item 401 (h) of Regulation S-K promulgated by the U.S. Securities and Exchange Commission.

     The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2003, with the Company's management. The committee also discussed with Mann Frankfort Stein & Lipp CPAs, LLP, ("Mann Frankfort"), our independent auditors for the 2003 fiscal year, the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Sec. 380), as modified or supplemented, and have received the written disclosures and the letter from Mann Frankfort required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as modified or supplemented. The committee also discussed with Mann Frankfort any issues relating to the independence of the Audit Committee. Based on the above review and discussions, the Audit Committee has recommended to the board of directors that the audited financial statements for the fiscal year ended December 31, 2003 be included in the Company's Annual Report on Form 10-K.

                                     Respectfully submitted,
                                     THE AUDIT COMMITTEE

                                     W. Richard Anderson
                                     E. J. DiPaolo
                                     Robert S. Herlin


     During 2002 and 2003, the Company incurred the following fees for services performed by Mann Frankfort:

     ---------------------------------------------------------
                            AUDIT FEES
     ---------------------------------------------------------
     Fee Type                               2002      2003
     -----------------------------------  --------  ----------
       Audit Fees                         $135,900  $ 126,000
     -----------------------------------  --------  ----------
       Audit Related fees                        -     45,300
     -----------------------------------  --------  ----------
       Tax Fees                                  -          -
     -----------------------------------  --------  ----------
       Other Fees                                -          -
     -----------------------------------  --------  ----------
       Total Fees                         $135,900  $ 171,300
     ---------------------------------------------------------

     During 2002, Mann Frankfort reviewed two of our quarterly reports on Form 10-Q and the audit related to 2002 as they replaced our previous auditors, Arthur Anderson, mid-year. Fees for 2003 include audit fees for the 2003 audit and the review of three of our quarterly reports on Form 10-Q.

AUDIT  FEES

     Audit fees represent the aggregate fees for professional services rendered by Mann Frankfort for the audit of our annual financial statements for the fiscal years ended December 31, 2002 and December 31, 2003, and the reviews of our financial statements included in our Forms 10-Q for the second and third quarter of 2002 and all of fiscal 2003.

AUDIT-RELATED  FEES

     Audit-related fees primarily include professional services rendered by Mann Frankfort for audits of the Company's employee benefit plans.

TAX  FEES

     The Company uses an independent consultant other than Mann Frankfort to perform all tax related work.

ALL OTHER FEES

     No other professional services were rendered by Mann Frankfort.

PRE-APPROVAL  POLICIES  AND  PROCEDURES

     The Audit Committee has established written pre-approval policies that require the approval by the Audit Committee of all services provided by Mann Frankfort as the principal independent accountants and all audit services provided by other independent accountants. All of the services described above provided by Mann Frankfort to the Company were approved in accordance with the policy.

WORK PERFORMED BY PRINCIPAL ACCOUNTANT'S FULL TIME, PERMANENT EMPLOYEES

     Mann Frankfort's work on the Company's audit was performed by Mann Frankfort partners and employees.

THE SELECTION OF AUDITORS

     Mann Frankfort has examined the Company's financial statements beginning with the fiscal year ending December 31, 2002. The Board of Directors has appointed Mann Frankfort as principal independent accountants to examine the financial statements and the books and records of the Company for the year ending December 31, 2004. The appointment was made upon the recommendation of the Audit Committee. Mann Frankfort has advised that neither the firm nor any member of the firm has any direct financial interest or any material indirect interest in the Company. Also, during at least the past two years, neither the firm nor any member of the firm has had any connection with the Company in the capacity of promoter, underwriter, voting trustee, Director, officer or employee.

     Representatives of Mann Frankfort will be present at the annual meeting, will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions from stockholders.

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

          The following tables list the names and ages of each director and/or executive officer of the Company, as well as those persons expected to make a significant contribution to the Company.


                 NAME            AGE     POSITION
          ---------------------  ---  -----------
          Kirk Krist              45  Chairman of the Board

          Jerry L. Winchester     46  President, Chief Executive Officer and Director


                                        8

          W. Richard Anderson     51  Director

          E. J. DiPaolo           51  Director

          Robert Stevens Herlin   49  Director

          Kevin D. Johnson        52  Senior Vice President of Finance

                 BIOGRAPHIES OF EXECUTIVE OFFICERS AND DIRECTORS

     K. Kirk Krist has served as a director since the acquisition of IWC Services by the Company on July 29, 1997. On December 4, 2002, Mr. Krist was elected Chairman of the Board. Mr. Krist is a 1982 graduate of the University of Texas with a B.B.A. in Business. He has been a self-employed oil and natural gas investor and venture capitalist since 1982.

     Mr. Winchester has served as the Company's President and COO since 1998. In July of 2002 he assumed the position of Chief Executive Officer. Prior to joining the Company, Mr. Winchester was employed by Halliburton Energy Services since 1981 in positions of increasing responsibility, most recently as Global Manager - Well Control, Coil Tubing and Special Services. He received his B.S. in Engineering Technology from Oklahoma State University in 1982 and is an active member of the Society of Petroleum Engineers and the International Association of Drilling Contractors.

     Mr. Anderson has served as a director of the Company since August 1999. Mr. Anderson also serves as chairman of the Audit Committee and is a member of the Compensation Committee. Mr. Anderson is the President, Chief Financial Officer and a director of Prime Natural Resources, a closely-held exploration and production company. Prior to his employment at Prime in January 1999, he was employed by Hein & Associates LLP, a certified public accounting firm, where he served as a partner from 1989 to January 1995 and as a managing partner from January 1995 until October 1998. There are no family relationships between Mr. Anderson and any other director or executive officer of the Company.

     Mr. Herlin was appointed a director of the Company on September 30, 2003. Mr. Herlin serves on the Audit Committee and chairs the Compensation Committee. Since 2003, Mr. Herlin has served as the President, CEO and a Director of Natural Gas Systems, a private company involved in the acquisition and redevelopment of oil and gas properties. Since 2003, Mr. Herlin has served as a partner with Tatum Partners, a service company that provides CFO's and CEO's on a contract basis to clients. Prior to his employment at Natural Gas Systems, he was CFO of Intercontinental Tower Corporation, a wireless telecom infrastructure operation in South America from 2000 to 2003. From 1997 to 2000, he was President, CEO and CFO of Benz Energy, a company engaged in oil and gas exploration based on 3-D seismic information. Benz Energy filed for protection in November 2000 under Chapter 11 of Federal bankruptcy law; subsequently, filing was converted to a Chapter 7. There are no family relationships between Mr. Herlin and any other director or executive office of the Company.

     E.J. "Jed" DiPaolo has served as a director from May 1999 to December 4, 2002 then was reappointed on September 30, 2003. Mr. DiPaolo serves as a Class II Director for a term that will expire on the date of the annual meeting of stockholders scheduled for calendar year 2005. Mr.

DiPaolo also serves on the Audit and Compensation Committees. Since August of 2003, Mr. DiPaolo is a consultant with Growth Capital Partners, L.P., a company engaged in investments and merchant banking. Mr. DiPaolo was the Senior Vice President, Global Business Development of Halliburton Energy Services, having had responsibility for all worldwide business development activities until his retirement in 2002. Mr. DiPaolo was employed at Halliburton Energy Services from 1976 until his retirement in progressive positions of responsibility.

     Kevin D. Johnson, CPA, has served as the Senior Vice President - Finance for the Company since March, 2003. Mr. Johnson previously served as controller for the Company since July 1999. Prior to joining the Company, Mr. Johnson served as assistant controller from March 1997 through June 1999 for ITEQ, Inc., a public company, engaged in manufacturing and construction of storage tanks and industrial air filtration systems. Mr. Johnson worked for 10 years in various accounting capacities from August 1987 to January 1997 with Battle Mountain Gold Company, a public company engaged in world-wide gold mining, and prior to that, in the oilfield service sector from July 1978 to May 1987 in various capacities including corporate controller at Galveston Houston Company, a public company at that time. Prior to his employment at Galveston Houston Company, Mr. Johnson was employed by Brown and Root (KBR) where Mr. Johnson started as a systems analyst and accountant. Mr. Johnson graduated with a BBA in Accounting/Information
Systems  from  the  University  of  North  Texas  in  1975.

                             EXECUTIVE COMPENSATION

     The Summary Compensation Table below sets forth the cash and non-cash compensation information for the years ended December 31, 2001, 2002 and 2003 for the Chief Executive Officer and the other executive officers whose salary and bonus earned for services rendered to the Company exceeded $100,000 for the most recent fiscal year.


                                               SUMMARY COMPENSATION TABLE
------------------------------------------------------------------------------------------------------------------------
                                        Annual Compensation                    Long-Term Compensation
                             -----------------------------------------  -----------------------------------
                                                                                 Awards            Payouts
                                                                        -------------------------  --------
                                                               Other                  Securities
Name                                                          Annual     Restricted   Underlying              All Other
And                                                           Compen-      Stock       Options/      LTIP      Compen-
Principal                          Salary           Bonus     sation     Awards(s)       SARs      Payouts     sation
Position               Year          ($)             ($)        ($)         ($)           (#)        ($)         ($)
---------------------  ----  -------------------  ---------  ---------  ------------  -----------  --------  -----------
Kirk Krist (1)         2003  $           236,775  $ 157,950  $   5,000
     Chairman of the
     Board
---------------------  ----  -------------------  ---------  ---------  ------------  -----------  --------  -----------
Jerry Winchester       2003              263,500    187,500             $  72,000(2)   500,000(2)            $  3,606(3)
     Chief Executive   2002              257,914                                                                  4,086
     Officer           2001              259,066                                       378,250(4)                 3,287
---------------------  ----  -------------------  ---------  ---------  ------------  -----------  --------  -----------
Kevin Johnson          2003    127,833    62,500                                                                3,835(3)
     Principal         2002     98,944
     Accounting        2001     96,132
     Officer
------------------------------------------------------------------------------------------------------------------------

     (1)  Mr. Krist is not an employee of the Company and is compensated pursuant to terms of a Consulting Agreement between Mr. Krist and the Company.  Non-executive board members, including Mr. Krist, receive $5,000 for each board meeting attended effective in the fourth quarter of 2003, which is reflected in Mr. Krist's


                                       10

          compensation under the heading "Other Annual Compensation".

     (2)  Effective October 1, 2003,  the Company granted Mr. Winchester options to purchase 500,000 shares of common stock at an exercise price equal to the fair market value of the shares on that date. Mr. Winchester also received 300,000  shares  of restricted stock, of which 60,000 vested on October 1, 2003 with the remainder to vest over the next four  years,  conditioned  upon  continued  employment  at  the  time  of  each  vesting.

     (3)  Reflects life insurance premium as required by employment agreements and matching contributions to 401(k) plan.

     (4)  352,750  shares  of  common  stock  covered  by  these  options  are  vested.



                               OPTION/SAR GRANTS IN FISCAL YEAR 2003

----------------------------------------------------------------------------------------------------
                        Individual Grants                              Potential Realizable Value at
----------------------------------------------------------------------     Assumed Annual Rates of
                                Percent of                              Stock Price Appreciation for
                                   Total                                        Options Term
                                  Optons/                               ----------------------------
                   Number of       SARS
                   Securites    Granted to
                   Underlying    Employees    Exercise of
                  Option/SARS    In Fiscal    Base Price    Expiration      5% ($)        10% ($)
Name              Granted (#)      Year        ($/Share)       Date
----------------  ------------  -----------  -------------  ----------  -------------  -------------
Jerry Winchester       500,000         100%  $        1.20  09/30/2014  $---- 377,337  $---- 956,245
----------------------------------------------------------------------------------------------------


                                  AGGREGATED OPTION/SAR EXERCISES
                              AND DECEMBER 31, 2003 OPTION/SAR VALUES

-----------------------------------------------------------------------------------------------------------
                                           Number of Securities Underlying     Value of Unexercised In the
                    Shares        Value       Unexercised Options /SARs           Money Options/SARs
                  Acquired on    Realized        At December 31, 2003            At December 31, 2003
 Name             Exercise (#)     ($)                 (shares)                           ($)
----------------  ------------  ----------  ------------------------------  -------------------------------
                                             Exercisable    Unexercisable     Exercisable    Unexercisable
----------------  ------------  ----------  -------------  ---------------  --------------  ---------------
Kirk Krist              10,125  $   85,050              -                -               -                -
----------------  ------------  ----------  -------------  ---------------  --------------  ---------------
Jerry Winchester       244,768   2,056,051        512,500           25,500  $       30,000                -
----------------  ------------  ----------  -------------  ---------------  --------------  ---------------
Kevin Johnson            7,811      65,612          2,550            5,550               -                -
-----------------------------------------------------------------------------------------------------------

     (1)  Based  on  the  fair  market  value  of  shares  of  common stock on the date the options were exercised.  The  actual  value received upon sales of the shares may vary materially from the value cited  in  the  above  table.

                                    EQUITY COMPENSATION PLAN INFORMATION

---------------------------------------------------------------------------------------------------------------
                                              NUMBER OF                                 NUMBER OF SECURITIES
                                          SECURITIES TO BE                            REMAINING AVAILABLE FOR
                                             ISSUED UPON        WEIGHTED-AVERAGE       FUTURE ISSUANCE UNDER
                                             EXERCISE OF       EXERCISE PRICE OF     EQUITY COMPENSATION PLANS
                                             OUTSTANDING      OUTSTANDING OPTIONS,     (EXCLUDING SECURITIES
                                               OPTIONS        WARRANTS AND RIGHTS     REFLECTED IN COLUMN (a))
                                                 (a)                  (b)                       (c)
----------------------------------------  -----------------  ----------------------  --------------------------
Plan Category
----------------------------------------  -----------------  ----------------------  --------------------------
  Equity compensation plans approved
     by security holders . . . . . . . .            823,000  $                 1.96                   1,266,000
----------------------------------------  -----------------  ----------------------  --------------------------
  Equity compensation plans not approved
     by security holders . . . . . . . .                  -                       -                           -
----------------------------------------  -----------------  ----------------------  --------------------------
   Total . . . . . . . . . . . . . . . .            823,000  $                 1.96                   1,266,000
---------------------------------------------------------------------------------------------------------------


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     In the period covered by this report, none of the Company's executive officers served as a board member or member of a Compensation Committee or similar body for another company that had an executive officer serving as a member of the Company's board of directors or Compensation Committee.

     Compensation of Directors. Directors who are employees of the Company do not generally receive a retainer or fees for service on the board or any committees. The Chairman of the board and directors who are not employees of the Company are entitled to receive a fee of $5,000 for attendance at each meeting of the board, $2,500 per committee chaired and $2,500 for each special committee meeting. Both employee and non-employee directors are reimbursed for reasonable out-of-pocket expenses incurred in attending meetings of the board or committees and for other reasonable expenses related to the performance of their duties as directors. In addition, subsequent to December 31, 2003, subject to stockholder approval of the amendment to the Nonemployee Director Stock Option Plan, each nonemployee director was granted an option for 100,000 shares of common stock at fair market value on September 30, 2003 ($1.24). These options will vest over a two year period beginning on September 30, 2003.


     BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE
     COMPENSATION

     Determination of Executive Compensation. The objectives of the Compensation Committee in determining executive compensation are to retain and reward qualified individuals serving as our executive officers. To achieve these objectives, the committee relies primarily on salary, annual bonuses (awardable either in stock or cash) and awards under the Company's various stock option plans. In making its decisions, the committee takes into account the conditions within our industry, our income statement and cash flow and the attainment of any designated business objectives. Individual performances are also reviewed, taking into account the individual's responsibilities, experience and potential, his or her period of service and current salary and the individual's compensation level as compared to similar positions at other companies. The committee's evaluation of these considerations is, for the most part, subjective and, to date, it has not established any specific written compensation plans or formulas pursuant to which the executive officers', annual compensation is determined. The Company's executive officers have been compensated to date pursuant to their respective employment agreements. Messrs. Anderson, DiPaolo and Herlin currently serve on the Compensation Committee.

     Beginning in 1999 and continuing through 2003, the board of directors initiated efforts to address the Company's liquidity problems and to improve its overall capital structure by endeavoring to restructure the Company's debt and equity positions. The program involved a series of steps designed to raise new operating capital, sell assets of certain subsidiaries, retire and modify the Company's existing senior debt, restructure its subordinated debt and increase its stockholders' equity. The board agreed that the implementation of this program would require additional time, effort and responsibility from the Company's executive officers and its board of directors. Additionally, the board recognized that, due to the scope of the challenges faced by the Company with its then current debt and liquidity problems, and the high probability that the Company might not be successful in its reorganization efforts, the board as a whole, the Chief Executive Officer and the Company's executive management faced increased risk and liabilities in the event of failure. The board of directors instructed the Compensation Committee to review and determine, in light of this program and the increased risks incurred, the most effective means in which to compensate and provide incentives for the board as a whole, the Chief Executive Officer, the Company's executive management and it's non-employee outside directors. The Compensation Committee established a bonus plan that awards certain employees a cash bonus in an amount equal to a varying percentage of their base salary depending the Company's performance against certain EBITDA and revenue goals. In 2003, The Company achieved the stretch goal based on EBITDA and as a result, paid, $407,950 to executives and $50,000 to an outside director

                            COMPENSATION ARRANGEMENTS

     Determination of the Chief Executive Officer's Compensation. On July 27, 2002, the Company elected Jerry L. Winchester as its Chief Executive Officer. Under the terms of his employment agreement, the Company pays Mr. Winchester an annual salary of $250,000 and an annual automobile allowance of $18,000. In addition, Mr. Winchester has been granted an option to purchase up to 500,000 shares of common stock of the Company at a per share price of $1.20 (fair market value on October 1, 2003, date the agreement was effective). The option vested on the Effective Date of the Agreement. Mr. Winchester was also granted 300,000 shares of restricted stock with 60,000 shares vesting on the Effective Date of the Agreement and the remainder to be vested over 4 years, conditioned upon continued employment at the time of each vesting. The terms of Mr. Winchester's contract were negotiated utilizing the input of a third party compensation consultant who evaluated competitive market trends and a market study, and the terms were based upon the key roles of Mr. Winchester in maintaining the close working relationship with Halliburton, developing new business, identifying and completing acquisitions, resolving outstanding issues of prior period litigation and maturing debt, and providing leadership during a period of volatility in the business of the Company. The option award pertains to Mr. Winchester's performance on these issues during 2003, while the restricted stock award is an incentive to his performance during the period of the contract.

     Mr. Krist serves as Chairman of the Board of the Company and, in addition to his role as Chairman, serves from time to time as a consultant to the Company. Mr. Krist's consulting agreement, which was effective as of March 1, 2003, provides for annual compensation of $198,600 and an annual automobile allowance of $12,000 commencing on February 15, 2003. Mr. Krist's agreement continues on a month to month basis until the board of directors determines that Mr. Krist's increased level of service to the Company is no longer required. The board of directors will notify Mr. Krist in writing when that time arrives, at which time the annual compensation of $198,600 shall immediately cease and the consultant agreement will terminate.

     In  order  to  compensate  Mr.  Krist  for  his  increased level of service performed from October 1, 2002 to January 31, 2003, Mr. Krist received additional compensation of $7,000 per month for a period of ten months beginning in March 2003

                            COMPENSATION OF DIRECTORS

     1997 Outside Directors' Option Plan. On November 12, 1997, the board of directors of the Company adopted the Nonemployee Director Stock Option Plan (the "Directors' Plan") and the Company's stockholders approved such plan on December 8, 1997. The Directors' Plan provides for the issuance each year of an option to purchase 3,750 shares of common stock to each member of the board of directors who is not an employee of the Company. The purpose of the Directors' Plan is to encourage the continued service of outside directors and to provide them with additional incentive to assist the Company in achieving its growth objectives. Options may be exercised over a five-year period with the initial right to exercise starting one year from the date of the grant, provided the director has not resigned or been removed for cause by the board of directors prior to such date. After one year from the date of the grant, options outstanding under the Directors' Plan may be exercised regardless of whether the individual continues to serve as a director. Options granted under the Directors' Plan are not transferable except by will or by operation of law. Options to purchase 48,000 shares of common stock have been granted under the Directors' Plan at an exercise price of $3.00 per share. In addition, subsequent to December 31, 2003, subject to stockholder approval of the amendment to the Nonemployee Director Stock Option Plan, each outside director is granted an option for 100,000 shares of common stock at fair market value on September 30, 2003 ($1.24). These options will vest over a two year period beginning on September 30, 2003.

                           PERFORMANCE OFCOMMON STOCK

     The following graph compares the Company's total stockholder return on its common stock for the years ended December 31, 1999, 2000, 2001, 2002 and 2003 with the Standard & Poors' 500 Stock Index and the Standard & Poors' Energy
Composite  Index  over  the  same  period.


                                [GRAPHIC OMITTED]

----------------------------------------------------------------------------------------------
                                                12/98   12/99   12/00   12/01   12/02   12/03
----------------------------------------------  ------  ------  ------  ------  ------  ------
Boots & Coots International Well Control, Inc.  100.00   14.58   16.67   16.67    5.33   42.00
S&P 500 Index                                   100.00  119.53  107.41   93.40   71.57   90.46
S&P Energy Composite Index                      100.00  117.80  136.38  150.51  130.49  159.70
----------------------------------------------------------------------------------------------


                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

     The following table sets forth, as of March 31, 2004, information regarding the ownership of common stock of the Company owned by (i) each person (or "group" within the meaning of Section 13(d)(3) of the Security Exchange Act of
1934) known by the Company to own beneficially more than 5% of the common stock;
(ii) each director of the Company, (iii) each of the named executive officers and (iv) all executive officers and directors of the Company as a group.

           NAME AND ADDRESS OF                                AMOUNT AND
           BENEFICIAL OWNER(1)                                NATURE OF     PERCENT OF CLASS
           -------------------                                BENEFICIAL    ----------------
                                                              OWNERSHIP
                                                              ---------

           Jerry L. Winchester                                  598,676(2)        2.1%
           K. Kirk Krist                                         80,259             *
           W. Richard Anderson                                   60,441(3)          *
           Jed DiPaolo                                                -             -
           Robert S. Herlin                                           -             -
           Kevin D. Johnson                                       2,550(4)          *
           Prudential Insurance Company of America            2,463,939(5)        8.2%
           All executive officers and directors as a group
              (six people)                                      741,926           2.6%

_______________

     *    less than 1%

     (1) Unless otherwise noted, the business address for purposes hereof for each person listed is 11615 N. Houston Rosslyn, Houston, Texas 77086. Beneficial owners have sole voting and investment power with respect to the shares unless otherwise noted.

     (2) Includes restricted stock of 60,000 shares and warrants and/or options to purchase 537,500 shares of common stock exercisable within 60 days.

     (3) Includes warrants and/or options to purchase 57,941 shares of common stock exercisable within 60 days.

     (4) Includes warrants and/or options to purchase 2,550 shares of common stock exercisable within 60 days.

     (5) Includes warrants to purchase 2,431,020 shares of common stock and preferred stock convertible into 32,919 of common stock exercisable within 60 days.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's officers and directors to file reports of ownership and changes in ownership of Company common stock with the Securities and Exchange Commission and the American Stock Exchange. Based upon a review of the Forms 3, 4, and 5 presented to it, the Company believes that the all reports were filed on a timely basis.

                                  PROPOSAL II:
                          ADOPTION OF THE BOOTS & COOTS
                          2004 LONG-TERM INCENTIVE PLAN


     The board of directors has adopted the Boots & Coots International Well Control, Inc. 2004 Long-Term Incentive Plan (the "2004 Plan") and is recommending that stockholders approve the 2004 Plan at the annual meeting. The 2004 Plan is integral to the Company's compensation strategies and programs. The use of stock options and other stock awards among companies in our industry is prevalent. The 2004 Plan will maintain the flexibility that the Company needs to keep pace with its competitors and effectively recruit, motivate, and retain the caliber of employees essential for achievement of the Company's success. The 2004 Plan will also provide the employees and consultants of the Company, largely responsible for the management, growth, and protection of the business of the Company, with an ownership stake in the Company.

     The 2004 Plan will permit stock option grants, restricted stock grants, phantom stock grants, stock bonuses, and cash awards (collectively, "Incentive Awards"). Stockholder approval of the 2004 Plan will permit the performance-based awards discussed below to qualify for deductibility under
Section  162(m)  of  the Internal Revenue Code of 1986, as amended (the "Code").

     Awards and grants under the 2004 Plan are referred to as "Benefits." Those eligible for Benefits under the 2004 Plan are referred to as "Participants." Participants include all employees and consultants of the Company and its subsidiaries.

     As of December 31, 2003, approximately 1,266,000 shares were available for new grants under the Company's existing stock incentive plans and there were approximately 823,000 shares subject to outstanding benefits under these and predecessor plans. While the existing stock incentive plans will remain in place, they do not provide sufficient shares for market-competitive grant levels after the 2004 stockholder meeting.

     A summary of the principal features of the 2004 Plan is provided below, but is qualified in its entirety by reference to the full text of the 2004 Plan that was filed electronically with this proxy statement with the Securities and Exchange Commission. Such text is not included in the printed version of this proxy statement. A copy of the 2004 Plan is available from the Company's Secretary at the address on the cover of this document.

SHARES  AVAILABLE  FOR  ISSUANCE

     The aggregate number of Incentive Awards under the 2004 Plan with respect to a number of shares of common stock that may be issued under the 2004 Plan will not exceed 6,000,000 shares (subject to the adjustment provisions discussed below). The grant of a cash bonus shall not reduce the number of shares of common stock with respect to which Incentive Awards may be granted pursuant to the 2004 Plan. The 6,000,000 new shares represent 21.9 percent of the currently outstanding shares of common stock.

ADMINISTRATION  AND  ELIGIBILITY

     The 2004 Plan will be administered by the Compensation Committee of the board of directors or such other committee as the board of directors shall appoint from time to time to administer the 2004 Plan (the "Committee"), which Committee will consist of two or more directors, each of whom will qualify both as a "non-employee director" within the meaning set forth in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and as an "outside director" within the meaning of the definition of such term as contained in Treasury Regulation 1.162-27(e)(3) interpreting Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the board of directors. The Committee shall from time to time designate the employees and consultants of the Company who shall be granted Incentive Awards and the amount and type of such Incentive Awards.

     The Committee shall have full authority to administer the 2004 Plan, including authority to interpret and construe any provision of the 2004 Plan and the terms of any Incentive Award issued under it and to adopt such rules and regulations for administering the 2004 Plan as the Committee may deem necessary. Decisions of the Committee shall be final and binding on all parties.

     The Committee may, in its absolute discretion (i) accelerate the date on which any option granted under the 2004 Plan becomes exercisable, (ii) extend the date on which any option granted under the 2004 Plan ceases to be exercisable, (iii) accelerate the vesting date or issue date of a restricted stock grant, or waive any condition imposed under the 2004 Plan with respect to any share of restricted stock granted under the 2004 Plan, and (iv) accelerate the vesting date or waive any condition imposed under the 2004 Plan with respect to any share of Phantom Stock granted under the Plan. No Participant may receive in any Plan Year stock options covering, or restricted stock for more than 1,000,000 shares.

     In addition, the Committee may, in its absolute discretion, grant Incentive Awards to Participants on the condition that such Participants surrender to the Committee for cancellation such other Incentive Awards (including, without limitation, Incentive Awards with higher exercise prices) as the Committee specifies. Incentive Awards granted on the condition of surrender of outstanding Incentive Awards shall not count against the 2004 Plan limits until such time as such Incentive Awards are surrendered.

BENEFITS

Stock  options

     Grants of Options

     The Committee is authorized to grant stock options to Participants ("Optionees"), which may be either incentive stock options ("ISOs") or nonqualified stock options ("NSOs"). NSOs and ISOs are collectively referred to as "stock options." Consultants to the Company shall not be entitled to receive ISOs. The exercise price of any NSO granted under the 2004 Plan shall be such price as the Committee shall determine on the date on which such NSO is granted; provided, that such price may not be less than the greater of (i) 50% of the fair market value of a share of common stock on the date on which such NSO is granted or (ii) the minimum price required by law. The exercise price of any ISO granted under the 2004 Plan shall be not less than the fair market value of a share of common stock on the date on which such ISO is granted. No ISO may be granted to an individual if, at the time of the proposed grant, such individual owns, directly or indirectly, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, unless the exercise price of such ISO is at least 110% of the fair market value of a share of common stock at the time such incentive stock is granted and such ISO is not exercisable after the expiration of five years from the date such ISO is granted. The term of a stock option cannot exceed 10 years. ISOs may not be granted more than 10 years after the date that the 2004 Plan was adopted by the Board. Each stock option shall be subject to earlier termination, expiration, or cancellation as provided in the 2004 Plan.

     The aggregate fair market value of shares of common stock with respect to which ISOs are exercisable for the first time by a Participant during any calendar year under the 2004 Plan (and any other stock option plan of the Company) shall not exceed $100,000. If such aggregate fair market value exceeds $100,000, then ISOs granted under the 2004 Plan shall be deemed to be NSOs. For purposes of the 2004 Plan, fair market value shall be determined in such manner as the Committee may deem equitable, or as required by applicable law or regulation. Generally, fair market value means the average of the closing bid and asked prices for a share of common stock on the last trading day preceding the day of the transaction, as reported by the American Stock Exchange. If the price of a share of common stock is not so reported, the fair market value of a share of common stock shall be determined by the Committee in its absolute discretion.

Exercisability  and  Termination

     At the time of grant, the Committee in its sole discretion will determine when Options are exercisable and when they expire.

Restricted  Stock

     Restricted Stock consists of shares which are transferred or sold by the Company to a Participant, but are subject to substantial risk of forfeiture and to restrictions on their sale or other transfer by the Participant. The Committee determines the eligible Participants to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be granted, the price to be paid, if any, the time or times within which the shares covered by such grants will be subject to forfeiture, the time or times at which the restrictions will terminate, and all other terms and conditions of the grants. Restrictions or conditions could include, but are not limited to, the attainment of performance goals (as described below), continuous service with the Company, the passage of time or other restrictions or conditions.

Phantom  Stock

     Phantom stock represents the right to receive in cash the fair market value of a share of common stock of the Company and the aggregate amount of cash dividends paid with respect to a share of common stock of the Company during the period commencing on the date on which the share of phantom stock was granted and terminating on the date on which such share vests. Share of phantom stock shall vest at a future date in accordance with the terms of such grant or upon the attainment of performance goals as may be specified by the Committee at the time of the grant of shares of phantom stock.

Performance  Goals

     Incentive Awards granted under the 2004 Plan may be made subject to the attainment of performance goals relating to one or more business criteria within the meaning of Section 162(m) of the Code, including, but not limited to: cash flow; cost; ratio of debt to debt plus equity; profit before tax; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings per share; operating earnings; economic value added; ratio of operating earnings to capital spending; free cash flow; net profit; net sales; price of the common stock; return on net assets, equity, or stockholders' equity; market share; or total return to stockholders ("Performance Criteria").

     Any Performance Criteria may be used to measure the performance of the Company as a whole or any business unit of the Company, and any Performance Criteria may be adjusted to include or exclude extraordinary items.

Stock  Bonuses

     The Committee may award shares of common stock to Participants without payment therefore, as additional compensation for service to the Company or a subsidiary. Stock bonuses may be subject to other terms and conditions, which may vary from time to time and among employees, as the Committee determines to be appropriate.

Cash  Bonuses

     A cash bonus consists of a monetary payment made by the Company to an employee as additional compensation for his or her services to the Company and made in tandem with another Incentive Award. Such cash bonuses will be payable promptly after the date on which the Participant is required to recognize for federal income tax purposes in connection with such Incentive Award, in such amounts as the Committee shall determine from time to time; provided, however, that in no event shall the amount of a cash bonus exceed the fair market value of the related Incentive Award. Cash awards may be subject to other terms and conditions, which may vary from time to time and among employees, as the Committee determines to be appropriate.

AMENDMENT OR TERMINATION OF THE 2004 PLAN

     The Board of Directors may at any time suspend or discontinue the Plan or revise or amend it in any respect whatsoever; provided, however, that without approval of the shareholders, no revision or amendment shall (i) except as otherwise provided in the Plan, increase the number of shares of common stock that may be issued as Incentive Options under the Plan, (ii) materially increase the benefits accruing to individuals holding Incentive Awards granted pursuant to the Plan or (iii) materially modify the requirements as to eligibility for participation in the Plan.

COMMITTEE'S  RIGHT  TO  MODIFY  BENEFITS

     Any benefit granted may be converted, modified, forfeited, or canceled, in whole or in part, by the Committee if and to the extent permitted in the 2004 Plan, or applicable agreement entered into in connection with a benefit grant or with the consent of the Participant to whom such benefit was granted. The Committee may grant Benefits on terms and conditions different than those specified in the 2004 Plan to comply with the laws and regulations of any foreign jurisdiction, or to make the Benefits more effective under such laws and regulations.

CHANGE  IN  CONTROL

Stock  options

     Upon the occurrence of a Change in Control, and termination of employment of Participant within one year of such Change in Control, each stock option outstanding on the date on which the Change in Control occurs will immediately become exercisable in full.

Restricted  Stock

     Upon the occurrence of a Change in Control, and termination of employment of Participant within one year of such Change in Control, all shares of Restricted Stock which have not theretofore vested (including those with respect to which the Issue Date has not yet occurred) shall immediately vest.

Phantom  Stock

     Upon the occurrence of a Change in Control, and termination of employment of Participant within one year of such Change in Control, all shares of Phantom Stock which have not theretofore vested shall immediately vest.

     For purposes of the 2004 Plan, the term "Change in Control" shall mean a "change in control" of the Company, as that term is contemplated in the federal securities laws; or the occurrence of any of the following events: (A) any Person becomes, after the effective date of this Plan the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing 50.1% or more of the combined voting power of the Company's then outstanding securities; provided, that the acquisition of additional voting securities, after the effective date of this Plan, by any Person who is, as of the effective date of this Plan, the beneficial owner, directly or indirectly, of 50.1% or more of the combined voting power of the Company's then outstanding securities, shall not constitute a "Change in Control" of the Company for purposes of this
Section 2(d); (B) a majority of individuals who are nominated by the board of directors for election to the board of directors on any date, fail to be elected to the board of directors as a direct or indirect result of any proxy fight or contested election for positions on the board of directors; or (C) the sale, lease, transfer or other disposition of all or substantially all of the assets of the Company (other than to a wholly owned subsidiary of the Company).

ADJUSTMENTS

     If there is any change in the common stock by reason of any stock split, stock dividend, spin-off, split-up, spin-out, recapitalization, merger, consolidation, reorganization, combination, or exchange of shares, the total number of shares available for Benefits, the maximum number of shares which may be subject to an award in any calendar year and the number of shares subject to outstanding Benefits, and the price of each of the foregoing, as applicable, will be equitably adjusted by the Committee in its discretion.

     Subject to the Change-in-Control provisions, without affecting the number of shares reserved or available hereunder, either the board or the committee may authorize the issuance or assumption of Benefits in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it deems appropriate.

     In the event of any merger, consolidation, or reorganization in which the Company is not the continuing corporation, there shall be substituted on an equitable basis as determined by the Committee, for each share of common stock subject to a Benefit, the number and kind of shares of stock, other securities, cash, or other property to which holders of common stock of the Company are entitled pursuant to the transaction.

Reusage

     If a stock option granted under the 2004 Plan expires or is terminated, surrendered or canceled without having been fully exercised or if Restricted Stock or Phantom Stock, granted under the 2004 Plan are forfeited or terminated without the issuance of all of the shares subject thereto, the shares covered by such Benefits will again be available for use under the 2004 Plan. Shares covered by a Benefit granted under the 2004 Plan would not be counted as used unless and until they are actually issued and delivered to a Participant. The number of shares which are transferred to the

Company by a Participant to pay the exercise or purchase price of a Benefit will be subtracted from the number of shares issued with respect to such Benefit for the purpose of counting shares used. Shares withheld to pay withholding taxes in connection with the exercise or payment of a Benefit will not be counted as used. Shares covered by a Benefit granted under the 2004 Plan that is settled in cash will not be counted as used.

FEDERAL  INCOME  TAX  CONSEQUENCES

     The Company has been advised by counsel that the federal income tax consequences as they relate to Benefits are as follows:

ISOs

     An Optionee does not generally recognize taxable income upon the grant or upon the exercise of an ISO. Upon the sale of ISO shares, the Optionee recognizes income in an amount equal to the difference, if any, between the exercise price of the ISO shares and the fair market value of those shares on the date of sale. The income is taxed at long-term capital gains rates if the Optionee has not disposed of the stock within two years after the date of the grant of the ISO and has held the shares for at least one year after the date of exercise and the Company is not entitled to a federal income tax deduction. The holding period requirements are waived when an Optionee dies.

     The exercise of an ISO may in some cases trigger liability for the alternative minimum tax.

     If an Optionee sells ISO shares before having held them for at least one year after the date of exercise and two years after the date of grant, the Optionee recognizes ordinary income to the extent of the lesser of: (i) the gain realized upon the sale; or (ii) the difference between the exercise price and the fair market value of the shares on the date of exercise. Any additional gain is treated as long-term or short-term capital gain depending upon how long the Optionee has held the ISO shares prior to disposition. In the year of disposition, the Company receives a federal income tax deduction in an amount equal to the ordinary income which the Optionee recognizes as a result of the disposition.

NSOs

     An Optionee does not recognize taxable income upon the grant of an NSO. Upon the exercise of such a stock option, the Optionee recognizes ordinary income to the extent the fair market value of the shares received upon exercise of the NSO on the date of exercise exceeds the exercise price. The Company receives an income tax deduction in an amount equal to the ordinary income that the Optionee recognizes upon the exercise of the stock option.

Restricted  Stock

     A Participant who receives an award of Restricted Stock does not generally recognize taxable income at the time of the award. Instead, the Participant recognizes ordinary income in the first taxable year in which his or her interest in the shares becomes either: (i) freely transferable; or (ii) no longer subject to substantial risk of forfeiture. The amount of taxable income is equal to the fair market value of the shares less the cash, if any, paid for the shares.

     A Participant may elect to recognize income at the time he or she receives Restricted Stock in an amount equal to the fair market value of the Restricted Stock (less any cash paid for the shares) on the date of the award.

     The Company receives a compensation expense deduction in an amount equal to the ordinary income recognized by the Participant in the taxable year in which restrictions lapse (or in the taxable year of the award if, at that time, the Participant had filed a timely election to accelerate recognition of income).

Other  Benefits

     In the case of an exercise of a Phantom Stock, or common stock or cash, the Participant will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery. In that taxable year, the Company will receive a federal income tax deduction in an amount equal to the ordinary income which the Participant has recognized.

MILLION  DOLLAR  DEDUCTION  LIMIT

     The Company may not deduct compensation of more than $1,000,000 that is paid to an individual who, on the last day of the taxable year, is either the Company's chief executive officer or is among one of the four other most highly-compensated officers for that taxable year. The limitation on deductions does not apply to certain types of compensation, including qualified performance-based compensation. The Company believes that Benefits in the form of stock options and Restricted Stock constitute qualified performance-based compensation and, as such, will be exempt from the $1,000,000 limitation on deductible compensation.

MISCELLANEOUS

     A new benefits table is not provided because no grants have been made under the 2004 Plan and all Benefits are discretionary. On March 25, 2004, the closing price of the common stock was $1.45.

APPROVAL  BY  STOCKHOLDERS

     In order to be adopted, the 2004 Plan must be approved by the affirmative vote of a majority of the outstanding shares represented at the meeting and entitled to vote.

RECOMMENDATION  OF  THE  BOARD

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ADOPTION OF THE COMPANY'S 2004
                                              ---
LONG-TERM INCENTIVE PLAN. UNLESS OTHERWISE INDICATED ON THE PROXY, THE SHARES WILL BE VOTED FOR ADOPTION OF THE COPMANY'S 2004 LONG-TERM INCENTIVE PLAN.
                 ---

                                  PROPOSAL III:
                          APPROVAL OF AMENDMENT TO THE
                      NONEMPLOYEE DIRECTOR STOCK OPTION PLAN


     The Nonemployee Director Stock Option Plan (the "Director Option Plan") was adopted by the Board of Directors of the Company and approved by the stockholders of the Company at the 1997 annual meeting of stockholders. At the 2004 annual meeting, the Company's stockholders are being asked to approve an amendment to the Director Option Plan to (i) increase the initial automatic grant of stock option awards to newly elected Nonemployee Directors from 3,750 to 100,000 shares of common stock, (ii) award a one-time stock option grant to each incumbent Nonemployee Director to purchase 100,000 shares of common stock and
(iii) to increase the number of shares of common stock authorized for issuance under the Director Option Plan from 37,500 shares to 600,000 shares (an increase of 562,500 shares). The Board of Directors unanimously adopted this amendment on March 24, 2004, subject to stockholder approval at the annual meeting.

     As of April 8, 2004 no shares remain available for grant under the Director Option Plan, without giving effect to the plan amendment. The Board believes that the increase in shares available for issuance is necessary to establish a reserve of shares that would enable the automatic grant of stock options to nonemployee directors to continue throughout the term of the plan, which expires in 2007. In addition, the Board believes that the amendment to the Director Option Plan is necessary to ensure that the Company will continue to retain, motivate and attract qualified nonemployee directors.

     The following is a summary of the principal features of the Director Option Plan (without giving effect to the proposed amendment). The summary does not purport to be a complete description of all provisions of the Director Option Plan and is qualified in its entirety by the text of the Director Option Plan, a copy of which is attached to this proxy statement as Appendix B. Capitalized terms not otherwise defined below have the meanings ascribed to them in the Director Option Plan.

GENERAL

     The Director Option Plan authorizes the issuance of up to 37,500 shares of common stock of the Company. Any shares of common stock allocable to the unexercised portion of an option that expires or terminates will again be available for the purposes of the Director Option Plan. The Director Option Plan contains provisions providing for the adjustment of the number of shares available for option and subject to unexercised options in the event of stock splits, dividends payable in common stock, combinations or certain other events.

ADMINISTRATION

     The Director Option Plan is administered by a committee of the Board of Directors, a majority of which shall not be nonemployee directors. The committee has no authority, discretion or power to select the participants who will receive options pursuant to the Director Option Plan, to set the number of shares of common stock to be covered by each option, to set the exercise price or the period within which the options may be exercised or to alter any other terms or conditions specified therein, except in the sense of administering the Director Option Plan subject to the express provisions of the Director Option Plan and except as set forth below under "Stock Options" and "Amendment of the Plan."

STOCK  OPTIONS

     The Director Option Plan provides that options shall be granted to new nonemployee directors at the time of their election to the Board of Directors of the Company. The grant of options pursuant to the Director Option Plan shall be referred to hereinafter as the "grant date" of such option. Thereafter, options shall be granted automatically to the nonemployee directors serving the Company on each anniversary of his or her initial grant date.

     Each new nonemployee director of the Company will be granted an option to purchase 3,750 shares of common stock upon election to the Board of Directors. Each incumbent nonemployee director of the Company will be automatically granted an option to purchase 3,750 shares of common stock on each anniversary of his or her initial grant date.

     The price at which each share of common stock covered by an option may be purchased upon exercise of such option pursuant to the Director Option Plan is the fair market value of the share on the grant date of such option. The period within which a nonemployee director's option may be exercised commences on the first anniversary of the grant date of such option and ends upon the expiration of five (5) years from the grant date, unless terminated sooner due to termination of service or death, or unless such option is fully exercised prior to the end of such five-year period.

     If a nonemployee director dies during his tenure, or under certain circumstances within one year after this tenure, his estate would have one (1) year from the date of death to exercise the option, provided that such option had been exercisable at the time of his termination and that the date of exercise would otherwise be within the option period. The options are not transferable except by will or by the laws of descent and distribution.

AMENDMENT  OF  THE  PLAN

     Subject to the provisions of Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the committee may from time to time amend, modify, suspend or terminate the Director Option Plan, provided that no such amendment, modification, suspension or termination shall adversely affect the rights of an Optionee under a previously granted option without the consent of such Optionee.

TERMINATION

     Unless previously terminated by the committee, the Director Option Plan will terminate at the close of business on November 12, 2007, after which time no further grants may be made under the Director Option Plan.

UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

     The following summary is based upon an analysis of the Code, existing laws, judicial decisions, administrative rulings, regulations and proposed regulations, all of which are subject to change. Moreover, the following is only a summary of United States federal income tax consequences and such consequences may be either more or less favorable than those described below depending on an employee's particular circumstances.

     All options granted under the Director Option Plan are non-statutory options not entitled to special tax treatment under Section 422 of the Code. The Director Option Plan is also not qualified under Section 401(a) of the Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974.

     No income will be recognized by an optionee for federal income tax purposes upon the grant of an option. Except as described below in the case of an "insider" subject to Section 16(b) of the Exchange Act who exercises his or her option less than six (6) months from the date of grant, upon exercise of an option, the optionee will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the option price of such shares. In the absence of an election pursuant to Section 83(b) of the Code, an "insider" subject to Section 16(b) of the Exchange Act who exercises an option less than six (6) months from the date the option was granted will recognize income on the date six (6) months from the date of the grant in an amount equal to the excess of the fair market value of the shares on such date over the option price of such shares. An optionee subject to Section 16(b) of the Exchange Act can avoid such deferral by making an election, pursuant to Section 83(b) of the Code, no later than 30 days after the date of such exercise. Directors of the Company generally are considered to be "insiders" for purposes of Section 16(b) of the Exchange Act.

     The Company will be entitled to a deduction equal to the amount of ordinary income recognized by the optionee at the time of such recognition by the optionee. The basis of shares transferred to an optionee pursuant to exercise of an option is the price paid for such shares plus an amount equal to any income recognized by the optionee as a result of the exercise of such option. If the optionee thereafter sells shares acquired upon exercise of an option, any amount realized over the basis of such shares will constitute capital gain to such optionee for federal income tax purposes.

APPROVAL  BY  STOCKHOLDERS

     The amendment to the Director Option Plan must be approved by the affirmative vote of a majority of the outstanding shares represented at the meeting and entitled to vote.

RECOMMENDATION  OF  THE  BOARD

     THE  BOARD  OF  DIRECTORS  RECOMMENDS  A  VOTE FOR APPROVAL OF THE PROPOSED
                                                    ---
AMENDMENT TO THE COMPANY'S NONEMPLOYEE DIRECTOR STOCK OPTION PLAN. UNLESS OTHERWISE INDICATED ON THE PROXY, THE SHARES WILL BE VOTED FOR APPROVAL OF THE
                                                             ---
PROPOSED AMENDMENT TO THE COMPANY'S NONEMPLOYEE DIRECTOR STOCK OPTION PLAN.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Based upon a review of the Company's internal records from March 31, 2004 to the date of this Proxy Statement, there have not been any transactions and there are currently no proposed transactions between the Company and any executive officer, director, 5% beneficial owner of the Company's common stock, or member of the immediate family of the foregoing persons in which one of the foregoing individuals or entities had a direct or indirect material interest.

                              STOCKHOLDER PROPOSALS

     Stockholders who wish to present proposals for action at the 2005 annual meeting of Stockholders should submit their proposals in writing to the Secretary of the Company at the address of the Company set forth on the first page of this proxy statement. Proposals must be received by the Company no later than December 15, 2004 for inclusion in next year's proxy statement and proxy card.

                                  ANNUAL REPORT

     The Company has provided without charge to each person whose proxy is solicited hereby a copy of the 2003 Annual Report of the Company, which includes the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003 (including the consolidated financial statements) filed with the SEC. Additional copies of the Annual Report may be obtained without charge upon written request to Vollmer, 808 Travis, Suite 501, Houston, Texas 77002,
Attention:  Jennifer  Tweeton.

                                  HOUSEHOLDING

     The SEC allows us to deliver a single proxy statement and annual report to an address shared by two or more of our stockholders. This delivery method, referred to as "householding," can result in significant cost savings for the Company. In order to take advantage of this opportunity, the Company and banks and brokerage firms that hold your shares have delivered only one proxy statement and annual report to multiple stockholders who share an address unless the Company has received contrary instructions from one or more of the stockholders. The Company will deliver promptly, upon written or oral request, a separate copy of the proxy statement and annual report to a stockholder at a shared address to which a single copy of the documents was delivered. A stockholder who wishes to receive a separate copy of the proxy statement and annual report, now or in the future, may obtain one, without charge, by addressing a request to. Vollmer, 808 Travis, Suite 501, Houston, Texas 77002,
Attention: Jennifer Tweeton. You may also obtain a copy of the proxy statement and annual report from the SEC's website at www.sec.gov. Stockholders sharing an address who are receiving multiple copies of proxy materials and annual reports and wish to receive a single copy of such materials in the future should submit their request by contacting Vollmer Public Relations in the same manner. If you are a beneficial owner, but not the record holder, of the Company's shares and wish to receive only one copy of the proxy statement and annual report in the future, you will need to contact your broker, bank or other nominee to request that only a single copy of each document be mailed to all stockholders ant the shared address in the future.


                                  OTHER MATTERS

     The board of directors does not intend to present any other matters at the meeting and knows of no other matters that will be presented; however, if any other matter properly comes before the meeting, the persons named in the enclosed proxy intend to vote thereon according to their best judgment.

                                 By Order of the Board of Directors


                                 /s/ Brian Keith
                                 ---------------------------------------
                                 Brian Keith, Corporate Secretary

                 BOOTS & COOTS INTERNATIONAL WELL CONTROL, INC.

                          2004 LONG TERM INCENTIVE PLAN


1.   PURPOSE  OF  THE  PLAN

     This 2004 Long Term Incentive Plan is intended to promote the interests of Boots & Coots International Well Control, Inc., a Delaware corporation (the "Company"), by providing the employees and long term consultants of the Company largely responsible for the management, growth and protection of the business of the Company, with an ownership stake in the Company.

2.   DEFINITIONS

     As used in the Plan, the following definitions apply to the terms indicated below:

     (a)  "Board of Directors" shall mean the Board of Directors of the Company.

     (b) "Cause," when used in connection with the termination of a Participant's employment or service (in the case of a consultant) with the Company, shall mean the termination of the Participant's employment or service by the Company by reason of (i) the conviction of the Participant by a court of competent jurisdiction as to which no further appeal can be taken of a crime involving moral turpitude; (ii) the proven commission by the Participant of an act of fraud upon the Company; (iii) the proven misappropriation of any funds or property of the Company by the Participant; (iv) the willful, continued and unreasonable failure by the Participant to perform duties assigned to him and appropriate for his position; (v) the knowing engagement by the Participant in any direct, material conflict of interest with the Company without compliance with the Company's conflict of interest policy, if any, then in effect; (vi) the knowing engagement by the Participant, without the written approval of the Board of Directors, in any activity which competes with the business of the Company or which would result in a material injury to the Company; or (vii) the knowing engagement in any activity which would constitute a material violation of the provisions of the Company's Policies and Procedures Manual, if any, then in effect.

     (c) "Cash Bonus" shall mean an award of a bonus payable in cash pursuant to Section 10 hereof.

     (d)  "Change  in  Control"  shall  mean:

          (i) a "change in control" of the Company, as that term is contemplated in the federal securities laws; or

          (ii) the  occurrence  of  any  of  the  following  events:

               (A) any Person becomes, after the effective date of this Plan the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing 50.1% or more of the combined voting power of the Company's then outstanding securities; provided, that the acquisition of additional voting securities, after the effective date of this Plan, by any Person who is, as of the effective date of this Plan, the beneficial owner, directly or indirectly, of 50.1% or more of the combined voting power of the Company's then outstanding securities, shall not constitute a "Change in Control" of the Company for purposes of this Section 2(d);

               (B) a majority of individuals who are nominated by the Board of Directors for election to the Board of Directors on any date, fail to be elected to the Board of Directors as a direct or indirect result of any proxy fight or contested election for positions on the Board of Directors; or

               (C) the sale, lease, transfer or other disposition of all or substantially all of the assets of the Company (other than to a wholly-owned subsidiary of the Company).

     (e) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     (f) "Committee" shall mean the Compensation Committee of the Board of Directors or such other committee as the Board of Directors shall appoint from time to time to administer the Plan.

     (g) "Common Stock" shall mean the Company's Common Stock, par value $.00001 per share.

     (h) "Company" shall mean Boots & Coots International Well Control, Inc., a Delaware corporation, each of its Subsidiaries, and its successors.

     (i) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

     (j) The "Fair Market Value" of a share of Common Stock on any date shall be (i) the closing sale price on the immediately preceding business day of a share of Common Stock as reported on the principal securities exchange on which shares of Common Stock are then listed or admitted to trading or (ii) if not so reported, the average of the closing bid and asked prices for a share of Common Stock on the immediately preceding business day as quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), or (iii) if not quoted on NASDAQ, the average of the closing bid and asked prices for a share of Common Stock as quoted by the National Quotation Bureau's "Pink Sheets" or the National Association of Securities Dealers' OTC Bulletin Board System. If the price of a share of Common Stock shall not be so reported, the Fair Market Value of a share of Common Stock shall be determined by the Committee in its absolute discretion.

     (k) "Incentive Award" shall mean an Option, a share of Restricted Stock, a share of Phantom Stock, a Stock Bonus or Cash Bonus granted pursuant to the terms of the Plan.

     (l) "Incentive Stock Option" shall mean an Option which is an "incentive stock option" within the meaning of Section 422 of the Code and which is identified as an Incentive Stock Option in the agreement by which it is evidenced.

     (m) "Issue Date" shall mean the date established by the Committee on which certificates representing shares of Restricted Stock shall be issued by the Company pursuant to the terms of Section 7(d) hereof.

     (n) "Non-Qualified Stock Option" shall mean an Option which is not an Incentive Stock Option and which is identified as a Non-Qualified Stock Option in the agreement by which it is evidenced.

     (o) "Option" shall mean an option to purchase shares of Common Stock of the Company granted pursuant to Section 6 hereof. Each Option shall be identified as either an Incentive Stock Option or a Non-Qualified Stock
     Option  in  the  agreement  by  which  it  is  evidenced.

     (p) "Participant" shall mean a full-time employee or a consultant (whether full or part time) of the Company who is eligible to participate in the Plan and to whom an Incentive Award is granted pursuant to the Plan.

     (q) "Person" shall mean a "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act, and the rules and regulations in effect from time to time thereunder.

     (r) A share of "Phantom Stock" shall represent the right to receive in cash the Fair Market Value of a share of Common Stock of the Company, which right is granted pursuant to Section 8 hereof and subject to the terms and conditions contained therein.

     (s) "Plan" shall mean the Boots & Coots International Well Control, Inc. 2004 Long Term Incentive Plan as amended from time to time.

     (t) "Qualified Domestic Relations Order" shall mean a qualified domestic relations order as defined in the Code, in Title I of the Employee Retirement Income Security Act, or in the rules and regulations as may be in effect from time to time thereunder.

     (u) A share of "Restricted Stock" shall mean a share of Common Stock which is granted pursuant to the terms of Section 7 hereof and which is subject to the restrictions set forth in Section 7(c) hereof for so long as such restrictions continue to apply to such share.

     (v) "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

     (w) "Stock Bonus" shall mean a grant of a bonus payable in shares of Common Stock pursuant to Section 9 hereof.

     (x) "Subsidiary" or "Subsidiaries" shall mean any and all corporations in which at the pertinent time the Company owns, directly or indirectly, stock vested with 50% or more of the total combined voting power of all classes of stock of such corporations within the meaning of Section 424(f) of the Code.

     (y) "Vesting Date" shall mean the date established by the Committee on which a share of Restricted Stock or Phantom Stock may vest.

3.   STOCK  SUBJECT  TO  THE  PLAN

     Under the Plan, the Committee may grant to Participants (i) Options, (ii) shares of Restricted Stock, (iii) shares of Phantom Stock, (iv) Stock Bonuses and (v) Cash Bonuses.

     The Committee may grant Options, shares of Restricted Stock, shares of Phantom Stock and Stock Bonuses under the Plan with respect to a number of shares of Common Stock that in the aggregate at any time does not exceed 6,000,000 shares of Common Stock; provided, however, that the maximum number of shares of Common Stock for which Options may be granted under the Plan to any one Participant during a calendar year shall be 1,000,000.

     The grant of a Cash Bonus shall not reduce the number of shares of Common Stock with respect to which Options, shares of Restricted Stock, shares of Phantom Stock or Stock Bonuses may be granted pursuant to the Plan.

     If any outstanding Option expires, terminates or is canceled for any reason, the shares of Common Stock subject to the unexercised portion of such Option shall again be available for grant under the Plan. If any shares of Restricted Stock or Phantom Stock, or any shares of Common Stock granted in a Stock Bonus are forfeited or canceled for any reason, such shares shall again be available for grant under the Plan.

     Shares of Common Stock issued under the Plan may be either newly issued or treasury shares, at the discretion of the Committee.

4.   ADMINISTRATION  OF  THE  PLAN

     The Plan shall be administered by a Committee of the Board of Directors consisting of two or more persons, all of whom shall be both (i) a "Non-Employee Director" within the meaning of Rule 16b-3 promulgated under the Exchange Act and (ii) an "outside director" within the meaning of the definition of such term as contained in Treasury Regulation Section 1.162-27(e)(3) interpreting Section 162(m) of the Code, or any successor definitions that may be adopted. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors. The Committee shall from time to time designate the employees and consultants of the Company who shall be granted Incentive Awards and the amount and type of such Incentive Awards.

     The Committee shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and the terms of any Incentive Award issued under it and to adopt such rules and regulations for administering the Plan as it may deem necessary. Decisions of the Committee shall be final and binding on all parties.

     The Committee may, in its absolute discretion (i) accelerate the date on which any Option granted under the Plan becomes exercisable, (ii) extend the date on which any Option granted under the Plan ceases to be exercisable, (iii) accelerate the Vesting Date or Issue Date, or waive any condition imposed pursuant to Section 7(b) hereof, with respect to any share of Restricted Stock granted under the Plan and (iv) accelerate the Vesting Date or waive any condition imposed pursuant to Section 8 hereof, with respect to any share of Phantom Stock granted under the Plan.

     In addition, the Committee may, in its absolute discretion, grant Incentive Awards to Participants on the condition that such Participants surrender to the Committee for cancellation such other Incentive Awards (including, without limitation, Incentive Awards with higher exercise prices) as the Committee specifies. Notwithstanding Section 3 hereof, Incentive Awards granted on the condition of surrender of outstanding Incentive Awards shall not count against the limits set forth in such Section 3 until such time as such Incentive Awards are surrendered.

     Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment or service shall be determined by the Committee in its absolute discretion.

     No member of the Committee shall be liable for any action, omission, or determination relating to the Plan, and the Company shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated from and against any cost or expense (including attorneys' fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination relating to the Plan, unless, in either case, such action, omission or determination was taken or made by such member, director or employee in bad faith and without reasonable belief that it was in the best interests of the Company.

5.   ELIGIBILITY

     The persons who shall be eligible to receive Incentive Awards pursuant to the Plan shall be such full-time employees and consultants (whether full or part time) of the Company as the Committee, in its absolute discretion, shall select from time to time. Notwithstanding the generality of the foregoing, no employee or consultant of the Company shall be eligible to receive Incentive Awards pursuant to this Plan if such person is also entitled to receive an Incentive Award under the terms of his employment or consulting agreement with the Company, or any specialty long term incentive plan or incentive stock plan adopted after the date hereof, unless such employment or consulting agreement or specialty plan expressly provides otherwise.

6.   OPTIONS

     The Committee may grant Options pursuant to the Plan, which Options shall be evidenced by agreements in such form as the Committee shall from time to time approve. Options shall comply with and be subject to the following terms and conditions:

     (a)  Identification  of  Options

          All Options granted under the Plan shall be clearly identified in the agreement evidencing such Options as either Incentive Stock Options or as Non-Qualified Stock Options. Consultants shall not be entitled to receive Incentive Stock Options.

     (b)  Exercise  Price

          The exercise price of any Non-Qualified Stock Option granted under the Plan shall be such price as the Committee shall determine on the date on which such Non-Qualified Stock Option is granted; provided, that such price may not be less than the greater of (i) 50% of the Fair Market Value of a share of common Stock on the date on which such Non-Qualified Stock Option is granted or (ii) the minimum price required by law. Except as provided in
     Section 6(d) hereof, the exercise price of any Incentive Stock Option granted under the Plan shall be not less than 100% of the Fair Market Value of a share of Common Stock on the date on which such Incentive Stock Option is granted.

     (c)  Term  and  Exercise  of  Options

          (1) Each Option shall be exercisable on such date or dates, during such period and for such number of shares of Common Stock as shall be determined by the Committee on the day on which such Option is granted and set forth in the agreement evidencing the Option; provided, however, that no Option shall be exercisable after the expiration of ten years from the date such Option was granted; and, provided, further, that each Option shall be subject to earlier termination, expiration or cancellation as provided in the Plan.

          (2) Each Option shall be exercisable in whole or in part with respect to whole shares of Common Stock. The partial exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of an Option, the agreement evidencing such Option shall be returned to the Participant exercising such Option together with the delivery of the certificates described in Section 6(c)(5) hereof.

          (3) An Option shall be exercised by delivering notice to the Company's principal office, to the attention of its Secretary, no fewer than five business days in advance of the effective date of the proposed exercise. Such notice shall be accompanied by the agreement evidencing the Option, shall specify the number of shares of Common Stock with respect to which the Option is being exercised and the effective date of the proposed exercise, and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case such agreement shall be returned to the Participant. Payment for shares of Common Stock purchased upon the exercise of an Option shall be made on the effective date of such exercise either (i) in cash, by certified check, bank cashier's check or wire transfer or (ii) subject to the approval of the Committee, by tendering previously acquired nonforfeitable, unrestricted shares of Common Stock that have been held by the Participant for at least six months and that have an aggregate Fair Market Value at the time of exercise equal to the total exercise price (including an actual or deemed multiple series of exchanges of such shares), or (iii) partly in shares of Common Stock with the balance in cash, by certified check, bank cashier's check or wire transfer. Any payment in shares of Common Stock shall be effected by the delivery of such shares to the Secretary of the Company, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents and evidences as the Secretary of the Company shall require from time to time.

          (4) Any Option granted under the Plan may be exercised by a broker-dealer acting on behalf of a Participant if (i) the broker-dealer has received from the Participant or the Company a duly endorsed agreement evidencing such Option and instructions signed by the Participant requesting the Company to deliver the shares of Common Stock subject to such Option to the broker-dealer on behalf of the Participant and specifying the account into which such shares should be deposited, (ii) adequate provision has been made with respect to the payment of any withholding taxes due upon such exercise, and (iii) the broker-dealer and the Participant have otherwise complied with
               Section  220.3(e)(4)  of  Regulation  T,  12  CFR  Part  220.

          (5) Certificates for shares of Common Stock purchased upon the exercise of an Option shall be issued in the name of the Participant and delivered to the Participant as soon as practicable following the effective date on which the Option is exercised; provided, however, that such delivery shall be effected for all purposes when a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to the Participant.

          (6) During the lifetime of a Participant each Option granted to him shall be exercisable only by him. No Option shall be assignable or transferable otherwise than by will or by the laws of descent and distribution.

     (d)  Limitations  on  Grant  of  Incentive  Stock  Options

          (1) The aggregate Fair Market Value of shares of Common Stock with respect to which "incentive stock options" (within the meaning of Section 422, without regard to Section 422(d) of the Code) are exercisable for the first time by a Participant during any calendar year under the Plan (and any other stock option plan of the Company, or any subsidiary of the Company) shall not exceed $100,000. Such Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted. If such aggregate Fair Market Value of shares of Common Stock underlying such Incentive Stock Options exceeds $100,000, then Incentive Stock Options granted hereunder to such Participant shall, to the extent and in the order required by Regulations promulgated under the Code (or any other authority having the force of Regulations), automatically be deemed to be Non-Qualified Stock Options, but all other terms and provisions of such Incentive Stock Options shall remain unchanged. In the absence of such Regulations (and authority), or if such Regulations (or authority) require or permit a designation of the options which shall cease to constitute Incentive Stock Options, Incentive Stock Options shall, to the extent of such excess and in the order in which they were granted, automatically be deemed to be Non-Qualified Stock Options, but all other terms and provisions of such Incentive Stock Options shall remain unchanged.

          (2) No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns, directly or indirectly (based on the attribution rules in Section 424(d) of the Code) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any of its subsidiaries, unless (i) the exercise price of such Incentive Stock Option is at least 110% of the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted and (ii) such Incentive

               Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

     (e)  Effect  of  Termination  of  Employment  or  Service

          (1) If the employment or service of a Participant with the Company shall terminate for any reason other than Cause, "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code), the voluntary retirement of an employee in accordance with the Company's retirement policy as then in effect, the death of the Participant, then (i) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of one month after such termination, on which date they shall expire, and (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no Option shall be exercisable after the expiration of its term.

          (2) If the employment or service of a Participant with the Company shall terminate as a result of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of the Participant, the voluntary retirement of an employee in accordance with the Company's retirement policy as then in effect, or the death of the Participant, then (i) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of one year after such termination, on which date they shall expire, and (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no Option shall be exercisable after the expiration of its term.

          (3) In the event of the termination of a Participant's employment or service for Cause, all outstanding Options granted to such Participant shall expire at the commencement of business on the date of such termination.

     (f)  Acceleration  of  Exercise  Date  Upon  Change  in  Control

          Upon the occurrence of a Change in Control and termination of employment of Participant within one year of such Change in Control, each Option granted under the Plan and outstanding at such time shall become fully and immediately exercisable and shall remain exercisable until its expiration, termination or cancellation pursuant to the terms of the Plan.

7.   RESTRICTED  STOCK

     The Committee may grant shares of Restricted Stock pursuant to the Plan. Each grant of shares of Restricted Stock shall be evidenced by an agreement in such form as the Committee shall from time to time approve. Each grant of shares of Restricted Stock shall comply with and be subject to the following terms and conditions:

     (a)  Issue  Date  and  Vesting  Date

          At the time of the grant of shares of Restricted Stock, the Committee shall establish an Issue Date or Issue Dates and a Vesting Date or Vesting Dates with respect to such shares. The Committee may divide such shares into classes and assign a different Issue Date and/or Vesting Date for each class. Except as provided in Sections 7(c) and 7(f) hereof, upon the occurrence of the Issue Date with respect to a share of Restricted Stock, a share of Restricted Stock shall be issued in accordance with the provisions of Section 7(d) hereof. Provided that all conditions to the vesting of a share of Restricted Stock imposed pursuant to Section 7(b) hereof are satisfied, and except as provided in Sections 7(c) and 7(f) hereof, upon the occurrence of the Vesting Date with respect to a share of Restricted Stock, such share shall vest and the restrictions of Section 7(c) hereof shall cease to apply to such share.

     (b)  Conditions  to  Vesting

          At the time of the grant of shares of Restricted Stock, the Committee may impose such restrictions or conditions, not inconsistent with the provisions hereof, to the vesting of such shares as it in its absolute discretion deems appropriate. By way of example and not by way of limitation, the Committee may require, as a condition to the vesting of any class or classes of shares of Restricted Stock, that the Participant or the Company achieve certain performance criteria, such criteria to be specified by the Committee at the time of the grant of such shares.

     (c)  Restrictions  on  Transfer  Prior  to  Vesting

          Prior to the vesting of a share of Restricted Stock, no transfer of a Participant's rights with respect to such share, whether voluntary or involuntary, by operation of law or otherwise, shall vest the transferee with any interest or right in or with respect to such share, but immediately upon any attempt to transfer such rights, such share, and all of the rights related thereto, shall be forfeited by the Participant and the transfer shall be of no force or effect.

     (d)  Issuance  of  Certificates

          (1) Except as provided in Sections 7(c) or 7(f) hereof, reasonably promptly after the Issue Date with respect to shares of Restricted
          Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom such shares were granted, evidencing such shares; provided, however, that the Company shall not cause to be issued such a stock certificates unless it has received a stock power duly endorsed in blank with respect to such shares. Each such stock certificate shall bear the following legend:

               The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture and restrictions against transfer) contained in the Boots & Coots International Well Control, Inc.--2004 Long Term Incentive Plan and an Agreement entered into between the registered owner of such shares and Boots & Coots International Well Control, Inc. A copy of the Plan and Agreement is on file in the office of the Secretary of Boots & Coots International Well Control, Inc., 11615 N. Houston Rosslyn Road, Houston, Texas 77086.

          Such legend shall not be removed from the certificate evidencing such shares until such shares vest pursuant to the terms hereof.

          (2) Each certificate issued pursuant to Paragraph 7 (d)(1) hereof, together with the stock powers relating to the shares of Restricted Stock evidenced by such certificate, shall be held by the Company. The Company shall issue to the Participant a receipt evidencing the certificates held by it which are registered in the name of the Participant.

     (e)  Consequences  Upon  Vesting

          Upon the vesting of a share of Restricted Stock pursuant to the terms hereof, the restrictions of Section 7(c) hereof shall cease to apply to such share. Reasonably promptly after a share of Restricted Stock vests pursuant to the terms hereof, the Company shall cause to be issued and delivered to the Participant to whom such shares were granted, a certificate evidencing such share, free of the legend set forth in Paragraph 7 (d)(1) hereof, together with any other property of the Participant held by Company pursuant to Section 7(d) hereof; provided, however, that such delivery shall be effected for all purposes when the Company shall have deposited such certificate and other property in the United States mail, addressed to the Participant.

     (f)  Effect  of  Termination  of  Employment  or  Service

          (1) If the employment or service of a Participant with the Company shall terminate for any reason other than Cause prior to the vesting of shares of Restricted Stock granted to such Participant, a portion of such shares, to the extent not forfeited or canceled on or prior to such termination pursuant to any provision hereof, shall vest on the date of such termination. The portion referred to in the preceding sentence shall be determined by the Committee at the time of the grant of such shares of Restricted Stock and may be based on the achievement of any conditions imposed by the Committee with respect to such shares pursuant to Section 7(b). Such portion may equal zero.

          (2) In the event of the termination of a Participant's employment or service for Cause, all shares of Restricted Stock granted to such Participant which have not vested as of the date of such termination shall immediately be forfeited.

     (g)  Effect  of  Change  in  Control

          Upon the occurrence of a Change in Control and termination of employment of Participant within one year of such Change in Control, all shares of Restricted Stock which have not theretofore vested (including those with respect to which the Issue Date has not yet occurred) shall immediately vest.

8.   PHANTOM  STOCK

     The Committee may grant shares of Phantom Stock pursuant to the Plan. Each grant of shares of Phantom Stock shall be evidenced by an agreement in such form as the Committee shall from time to time approve. Each grant of shares of Phantom Stock shall comply with and be subject to the following terms and conditions:

     (a)  Vesting  Date

          At the time of the grant of shares of Phantom Stock, the Committee shall establish a Vesting Date or Vesting Dates with respect to such shares. The Committee may divide such shares into classes and assign a different Vesting Date for each class. Provided that all conditions to the vesting of a share of Phantom Stock imposed pursuant to Section 8(c) hereof are satisfied, and except as provided in Section 8(d) hereof, upon the occurrence of the Vesting Date with respect to a share of Phantom Stock, such share shall vest.

     (b)  Benefit  Upon  Vesting

          Upon the vesting of a share of Phantom Stock, a Participant shall be entitled to receive in cash, within 90 days of the date on which such share vests, an amount in cash in a lump sum equal to the sum of (i) the Fair Market Value of a share of Common Stock of the Company on the date on which such share of Phantom Stock vests and (ii) the aggregate amount of cash dividends paid with respect to a share of Common Stock of the Company during the period commencing on the date on which the share of Phantom Stock was granted and terminating on the date on which such share vests.

     (c)  Conditions  to  Vesting

          At the time of the grant of shares of Phantom Stock, the Committee may impose such restrictions or conditions, not inconsistent with the provisions hereof, to the vesting of such shares as it, in its absolute discretion deems appropriate. By way of example and not by way of imitation, the Committee may require, as a condition to the vesting of any class or classes of shares of Phantom Stock, that the Participant or the Company achieve certain performance criteria, such criteria to be specified by the Committee at the time of the grant of such shares.

     (d)  Effect  of  Termination  of  Employment  or  Service

          (1) If the employment or service of a Participant with the Company shall terminate for any reason other than Cause prior to the vesting of shares of Phantom Stock granted to such Participant a portion of such shares, to the extent not forfeited or canceled on or prior to such termination pursuant to any provision hereof, shall vest on the date of such termination. The portion referred to in the preceding sentence shall be determined by the Committee at the time of the grant of such shares of Phantom Stock and may be based on the achievement of any conditions imposed by the Committee with respect to such shares pursuant to Section 8(c). Such portion may equal zero.

          (2) In the event of the termination of a Participant's employment or service for Cause, all shares of Phantom Stock granted to such Participant which have not vested as of the date of such termination shall immediately be forfeited.

     (e)  Effect  of  Change  in  Control

          Upon the occurrence of a Change in Control and termination of employment of Participant within one year of Change in Control, all shares of Phantom Stock which have not theretofore vested shall immediately vest.

9.   STOCK  BONUSES

     The Committee may, in its absolute discretion, grant Stock Bonuses in such amounts as it shall determine from time to time. A Stock Bonus shall be paid at such time and subject to such conditions as the Committee shall determine at the time of the grant of such Stock Bonus. Certificates for shares of Common Stock granted as a Stock Bonus shall be issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such Stock Bonus is required to be paid.

10.  CASH  BONUSES

     The Committee may, in its absolute discretion, grant in connection with any grant of Restricted Stock or Stock Bonus or at any time thereafter, a cash bonus, payable promptly after the date on which the Participant is required to recognize income for federal income tax purposes in connection with such Restricted Stock or Stock Bonus, in such amounts as the Committee shall determine from time to time; provided, however, that in no event shall the amount of a Cash Bonus exceed the Fair Market Value of the related shares of Restricted Stock or Stock Bonus on such date. A Cash Bonus shall be subject to such conditions as the Committee shall determine at the time of the grant of such Cash Bonus.

11.  ADJUSTMENT  UPON  CHANGES  IN  COMMON  STOCK

     (a)  Outstanding  Restricted  Stock  and  Phantom  Stock

          Unless the Committee in its absolute discretion otherwise determines, if a Participant receives any securities or other property (including dividends paid in cash) with respect to a share of Restricted Stock, the Issue Date with respect to which occurs prior to such event, but which has not vested as of the date of such event, as a result of any dividend, stock split recapitalization, merger, consolidation, combination, exchange of shares or otherwise, such securities or other property will not vest until such share of Restricted Stock vests, and shall be held by the Company pursuant to Paragraph 7 (d) (2) hereof. The Committee may, in its absolute discretion, adjust any grant of shares of Restricted Stock, the Issue Date with respect to which has not occurred as of the date of the occurrence of any of the following events, or any grant of shares of Phantom Stock, to reflect any dividend, stock split, recapitalization, merger, consolidation, combination, exchange of shares or similar corporate change as the Committee may deem appropriate to prevent the enlargement or dilution of rights of Participants under the grant.

     (b) Outstanding Options, Increase or Decrease in Issued Shares Without Consideration.

          Subject to any required action by the shareholders of the Company, in the event of any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend (but only on the shares of Common Stock), or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company, the Committee shall proportionally adjust the number of shares and the exercise price per share of Common Stock subject to each outstanding Option.

     (c)  Outstanding  Options,  Certain  Mergers

          Subject to any required action by the shareholders of the Company, if the Company shall be the surviving corporation in any merger or consolidation (except a merger of consolidation as a result of which the holders of shares of Common Stock receive securities of another corporation), each Option outstanding on the date of such merger or consolidation shall entitle the Participant to acquire upon exercise the securities which a holder of the number of shares of Common Stock subject to such Option would have received in such merger or consolidation.

     (d)  Outstanding  Options,  Certain  Other  Transactions

          In the event of a dissolution or liquidation of the Company, a sale of all or substantially all of the Company's assets, a merger or consolidation involving the Company in which the Company is not the surviving corporation or a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Common Stock receive securities of another corporation and/or other property, including cash, the Committee shall, in its absolute discretion, have the power to:

          (1) cancel, effective immediately prior to the occurrence of such event, each Option outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the Participant to whom such Option was granted an amount in cash, for each share of Common Stock subject to such Option equal to the excess of (A) the value, as determined by the Committee in its absolute discretion, of the property (including cash) received by the holder of a share of Common Stock as a result of such event over (B) the exercise price of such Option; or

          (2) provide for the exchange of each Option outstanding immediately prior to such event (whether or not then exercisable) for an option on some or all of the property for which such Option is exchanged and, incident thereto, make an equitable adjustment as determined by the Committee in its absolute discretion in the exercise price of the option, or the number of shares or amount of property subject to the option or, if appropriate, provide for a cash payment to the Participant to whom such Option was granted in partial consideration for the exchange of the Option.

     (e)  Outstanding  Options/Other  Changes

          In the event of any change in the capitalization of the Company or corporate change other than those specifically referred to in Sections 11(b), (c) or (d) hereof, the Committee may, in its absolute discretion, make such adjustments in the number and class of shares subject to Options outstanding on the date on which such change occurs and in the per share exercise price of each such Option as the Committee may consider appropriate to prevent dilution or enlargement of rights.

     (f)  No  Other  Rights

          Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of the Company or any other corporation. Except as expressly provided in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to an Incentive Award or the exercise price of any Option.

12.  RIGHTS  AS  A  SHAREHOLDER

     No person shall have any rights as a shareholder with respect to any shares of Common Stock covered by or relating to any Incentive Award granted pursuant to this Plan until the date of the issuance of a stock certificate with respect to such shares. Except as otherwise expressly provided in Section 11 hereof, no adjustment to any Incentive Award shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

13.  NO  SPECIAL  EMPLOYMENT  RIGHTS;  NO  RIGHT  TO  INCENTIVE  AWARD

     Nothing contained in the Plan or any Incentive Award shall confer upon any Participant any right with respect to the continuation of his employment or service by the Company or interfere in any way with the right of the Company, subject to the terms of any separate employment or consulting agreement to the contrary, at any time to terminate such employment or service or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Incentive Award.

     No person shall have any claim or right to receive an Incentive Award hereunder. The Committee's granting of an Incentive Award to a Participant at any time shall neither require the Committee to grant an Incentive Award to such Participant or any other Participant or other person at any time nor preclude the Committee from making subsequent grants to such Participant or any other Participant or other person.

14.  SECURITIES  MATTERS

     (a) The Company shall be under no obligation to effect the registration pursuant to the Securities Act of any shares of Common Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Common Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

     (b) The exercise of any Option granted hereunder shall only be effective at such time as counsel to the Company shall have determined that the issuance and delivery of shares of Common Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authorities and the requirements of any securities exchange on which shares of Common Stock are traded. The Company may, in its sole discretion, defer the effectiveness of any exercise of an Option granted hereunder in order to allow the issuance of shares of Common Stock pursuant thereto to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Company shall inform the Participant in writing of its decision to defer the effectiveness of the exercise of an Option granted hereunder. During the period that the effectiveness of the exercise of an Option has been deferred, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

15.  WITHHOLDING  TAXES

     Whenever shares of Common Stock are to be issued upon the exercise of an Option, the occurrence of the Issue Date or Vesting Date with respect to a share of Restricted Stock or the payment of a Stock Bonus, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy federal, state and local withholding tax requirements, if any, attributable to such exercise, occurrence or payment prior to the delivery of any certificate or certificates for such shares. In addition, upon the grant of a Cash Bonus or the making of a payment with respect to a share of Phantom Stock, the Company shall have the right to withhold from any cash payment required to be made pursuant thereto an amount sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise or grant. No payment shall be made and no shares of Common Stock shall be issued pursuant to any Incentive Award unless and until the applicable tax withholding obligations have been satisfied.

16.  AMENDMENT  OF  THE  PLAN

     The Board of Directors may at any time suspend or discontinue the Plan or revise or amend it in any respect whatsoever; provided, however, that without approval of the shareholders no revision or amendment shall (i) except as provided in Section 11 hereof, increase the number of shares of Common Stock that may be issued as Incentive Options under the Plan, (ii) materially increase the benefits accruing to individuals holding Incentive Awards granted pursuant to the Plan or (iii) materially modify the requirements as to eligibility for participation in the Plan.

17.  NO  OBLIGATION  TO  EXERCISE

     The grant to a Participant of an Option shall impose no obligation upon such Participant to exercise such Option.

18.  TRANSFERS  UPON  DEATH

     Upon the death of a Participant, outstanding Incentive Awards granted to such Participant may be exercised only by the executors or administrators of the Participant's estate or by any person or persons who shall have acquired such right to exercise by will or by the laws of descent and distribution. No transfer by will or the laws of descent and distribution of any Incentive Award, or the right to exercise any Incentive Award, shall be effective to bind the Company unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Incentive Award that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Incentive Award.

19.  EXPENSES  AND  RECEIPTS

     The expenses of the Plan shall be paid by the Company. Any proceeds received by the Company in connection with any Incentive Award will be used for general corporate purposes.

20.  FAILURE  TO  COMPLY

     In addition to the remedies of the Company elsewhere provided for herein, failure by a Participant to comply with any of the terms and conditions of the Plan or the agreement executed by such Participant evidencing an Incentive Award, unless such failure is remedied by such Participant within ten days after having been notified of such failure by the Committee, shall be grounds for the cancellation and forfeiture of such Incentive Award, in whole or in part as the Committee, in its absolute discretion, may determine.

21.  EFFECTIVE  DATE  AND  TERM  OF  PLAN

     The Plan was adopted by the Board of Directors effective March 25, 2004, subject to approval by the shareholders of the Company in accordance with applicable law, the requirements of Sections 162(m) and 422 of the Code, and the requirements of Rule 16b-3 under Section 16(b) of the Exchange Act. No Incentive Award may be granted under the Plan after March 24, 2014. Incentive Awards may be granted under the Plan at any time prior to the receipt of such shareholder approval; provided, however, that each such grant shall be subject to such approval. Without limitation on the foregoing, no Option may be exercised prior to the receipt of such approval, no share certificate shall be issued pursuant to a grant of Restricted Stock or Stock Bonus prior to the receipt of such approval and no Cash Bonus or payment with respect to a share of Phantom Stock shall be paid prior to the receipt of such approval. If the Plan is not approved by the Company's shareholders, then the Plan and all Incentive Awards then outstanding hereunder shall forthwith automatically terminate and be of no force and effect.

     IN WITNESS WHEREOF, this Plan has been executed in Houston, Texas this 24th day of March, 2004.


                             BOOTS & COOTS INTERNATIONAL WELL CONTROL, INC.


                             By:     /S/ Jerry Winchester
                                     -----------------------------------------
                             Name:   Jerry Winchester
                                     -----------------------------------------
                             Title:  President and Chief Executive Officer
                                     -----------------------------------------

                 BOOTS & COOTS INTERNATIONAL WELL CONTROL, INC.
                     NONEMPLOYEE DIRECTOR STOCK OPTION PLAN
                        (AS AMENDED THROUGH MAY 19, 2004)


     Section  1.  Purpose.  It  is  the  purpose  of  the  Plan  to  promote the
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interests  of  Boots  &  Coots  International  Well  Control,  Inc.,  a Delaware
corporation (the "Company"), and its stockholders by attracting and retaining qualified Nonemployee Directors by giving them the opportunity to acquire a proprietary interest in the Company and an increased personal interest in its continued success and progress. The Options granted under the Plan will not be treated as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     Section  2.  Definitions.  As  used  herein  the  following  terms have the
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following  meanings:

          (a) "Affiliate" means any parent or subsidiary corporation of the Company within the meaning of Rule 12b-2 under the Securities Exchange Act of 1934, as amended; provided, however, that an entity shall not be deemed a parent of the Company unless such entity owns at least 50% of the outstanding voting securities of the Company.

          (b)     "Board"  means  the  Board  of  Directors  of  the  Company.

          (c)     "Committee"  means  the  Nonemployee  Directors  Stock  Option
     Committee  described  in  Section  4  hereof.

          (d) "Common Stock" means the Common Stock, par value $.00001 per share, of the Company.

          (e)     "Effective  Date" shall have the meaning given to that term in
     Section  10.

          (f) "The Fair Market Value" of a share of Common Stock on any date shall be (i) the closing sale price on the immediately preceding business day of a share of Common Stock as reported on the principal securities exchange on which shares of Common Stock are then listed or admitted to trading (as of April 8, 2004, the principal securities exchange is the American Stock Exchange ("AMEX")or (ii) if not so reported, the average of the closing bid and asked prices for a share of Common Stock on the immediately preceding business day as quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), or (iii) if not quoted on NASDAQ, the average of the closing bid and asked prices for a share of Common Stock as quoted by the National Quotation Bureau Pink Sheets or the National Association of Securities DealersSec. OTC Bulletin Board System. If the price of a share of Common Stock shall not be so reported, the Fair Market Value of a share of Common Stock shall be determined by the Committee in its absolute discretion.

          (g) "Grant Date" means, with respect to any Option granted under the Plan, the date of grant of such Option as provided in Section 5(a) and
     (b).

          (h) "Nonemployee Director" means an individual who (i) is now, or hereafter becomes, a member of the Board of Directors of the Company, and
     (ii) is neither an employee nor an officer of the Company or of an Affiliate of the Company. For purposes of this Plan, "employee" shall mean an individual whose wages are subject to the withholding of federal income tax under Section 3401 of the Code, and "officer" shall mean an individual elected or appointed by the Board of Directors or chosen in such other manner as may be prescribed in the Bylaws of the Company or an Affiliate to serve as such.

          (i) "Option" means any option to purchase shares of Common Stock granted pursuant to the provisions of the Plan.

          (j) "Optionee" means a Nonemployee Director who has been granted an Option under the Plan.


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          (k)     "Plan"  means  this  Boots & Coots International Well Control,
     Inc.  Nonemployee  Director  Stock  Option  Plan.

     Section  3.  Number of Shares.  Options may be granted by the Company under
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the  Plan to purchase an aggregate of 600,000 shares of  Common Stock, except as such number of shares shall be adjusted after the Effective Date in accordance with the provisions of Section 6 hereof. If an Option expires or terminates for any reason without having been exercised in full, the unpurchased shares subject to such expired or terminated Option shall again be available for purposes of the Plan. The shares may be authorized but unissued or reacquired shares of Common Stock.

     Section  4.  Administration of the Plan.  The Plan shall be administered by
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a  Nonemployee  Directors  Stock  Option Committee which shall consist of two or more members of the Board, a majority of which shall not be Nonemployee Directors. Each member of the Committee shall be appointed by and shall serve at the pleasure of the Board. The Board shall have the sole continuing authority to appoint members of the Committee both in substitution for members previously appointed and to fill vacancies however caused. The following provisions shall apply to the administration of the Plan:

          (a) The Committee shall designate one of its members as Chairman and shall hold meetings at such times and places as it may determine. Each member of the Committee shall be notified in writing of the time and place of any meeting of the Committee at least two days prior to such meeting, provided that such notice may be waived by a Committee member. A majority of the members of the Committee shall constitute a quorum and any action taken by a majority of the members of the Committee present at any duly called meeting at which a quorum is present (as well as any action unanimously approved in writing) shall constitute action by the Committee.

          (b) The Committee may appoint a Secretary (who need not be a member of the Committee) who shall keep minutes of its meetings. The Committee may make such rules and regulations for the conduct of its business as it may determine.

          (c) The Committee shall have no authority, discretion or power to select the participants who will receive Options, to set the number of shares to be covered by any Option, to set the exercise price of any Option or to set the period within which Options may be exercised, or to alter any other terms or conditions specified herein, except in the sense of administering the Plan. Subject to the foregoing limitations, the Committee shall have full authority subject to the express provisions of the Plan to interpret the Plan and any Option granted hereunder, to provide, modify and rescind rules and regulations relating to the Plan and to make all other determinations and perform such actions as the Committee deems necessary or advisable to administer the Plan. In making such determinations, the Committee may take into account such facts as the Committee in its discretion shall deem appropriate to carry out the purposes of the Plan.

          (d) No member of the Committee or the Board shall be liable for any action taken or determination made in good faith with respect to the Plan or any Option granted hereunder.

     Section  5.  Terms  and  Conditions  of  Options.
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          (a)     Automatic  Option Grants.  Commencing on the Effective Date of
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     the Plan:

                        (i) An Option shall be granted automatically under the Plan to each individual who is a Nonemployee Director as of the Effective Date. The Grant Date of such an Option shall be the Effective Date. An Option shall be granted automatically under the Plan to each Nonemployee Director who is newly elected to the Board after the Effective Date. The Grant Date of such an Option shall be the date of such personSec.s initial election or appointment as a director of the Company. For purposes of this Section, the term "newly elected to the Board" shall mean that the Nonemployee Director was not serving as a director of the Company immediately prior to the time of his or her election or appointment in respect of which such Option is granted.


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                       (ii)     Each  Nonemployee  Director  to  whom an Option
                    has been granted under (i) above shall, for so long as such person remains a Nonemployee Director, automatically be granted additional Options under the Plan on each anniversary of the Grant Date of his or her initial Option under (i) above.

          (b)  Additional Option Grants.  On  March  24, 2004, each  Nonemployee
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               Director  serving  the  Company  as  a  director  shall receive a one-time Option grant. The Grant Date of such an Option shall be effective September 30, 2003.

          (c)     Number  of  Shares.  Each  Nonemployee  Director  serving  the
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     Company  as a director as of the Effective Date shall be granted, as of the
     Grant Date, an Option to purchase a number of shares of Common Stock equal to 3,750 shares. After the Effective Date through September 28, 2003, each newly elected Nonemployee Director shall be granted an Option to purchase 3,750 shares of Common Stock upon election or appointment to the Board of Directors as a director. As of and after September 30, 2003, each newly elected Nonemployee Director shall be granted an Option to purchase 100,000 shares of Common Stock upon election or appointment to the Board of Directors as a director. On each anniversary of a Nonemployee Director's initial Option Grant Date, each then current Nonemployee Director shall be granted an Option to purchase 3,750 shares of Common Stock. Each Nonemployee Director serving the Company as a director as of September 30, 2003 shall receive a one-time grant of an Option to purchase 100,000 shares of Common Stock. All Option grants shall be in accordance with the terms of such Option and the Plan, and are subject to adjustment in accordance with
     Section  6  hereof.

          (d)     Price.  The  price at which each share of Common Stock covered
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     by  an  Option  may  be purchased pursuant to the Plan shall be 100% of the
     Fair Market Value of a share of Common Stock on the Grant Date of the Option.

          (e)     Option  Period.  The  period  within  which each Option may be
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     exercised  shall commence on the first anniversary of the Grant Date of the
     Option and shall expire on the fifth anniversary of such Grant Date (the "Option Period"), unless terminated sooner pursuant to Section 5(f) hereof.

          (f)     Termination  of Service, Death, Etc.  The following provisions
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     shall  apply with respect to the exercise of an Option granted hereunder in the event that the Optionee thereof ceases to be a director of the Company for the reasons described in this Section 5(f):


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
                    (i) If the directorship of the Optionee is terminated prior to the beginning of the Option Period, the Option shall automatically terminate as of the date of such termination;

                    (ii) If the Optionee dies during the Option Period while he is a director of the Company (or during the additional one-year period provided by paragraph (iii) of this Section 5(f)), the Option may be exercised within one year after such death (if within the Option Period), but not thereafter, by the executor or administrator of the estate of the Optionee, or by the person or persons who shall have acquired the Option directly from the Optionee by bequest or inheritance; or

                    (iii) If the directorship of the Optionee is terminated for any reason (other than the circumstances specified in paragraphs (i) and (ii) of this Section 5(f)) within the Option Period, including a failure by the stockholders of the Company to reelect the Optionee as a director, the Option may be exercised within one

          (g)     Transferability.  An  Option  granted under the Plan shall not
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     be  transferable by the Optionee, otherwise than by will or pursuant to the laws of descent and distribution, and during the lifetime of the Optionee, the Option shall be exercisable only by the Optionee or his or her guardian or legal representative.

          (h)     Requirement  of  Directorship.  Except  as provided in Section
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     5(f)  hereof,  an Option may not be exercised unless the Optionee is at the time of exercise serving as a director of the Company, and, except as provided in Section 5(f) hereof, such Option shall terminate upon termination of the OptioneeSec.s service as a director of the Company.

          (i)     Manner  of  Exercise.  Each  Option  granted  hereunder may be
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     exercised,  in  whole  or  in  part, by the Optionee thereof at any time or
     (with respect to partial exercises) from time to time during the Option Period, subject to the provisions of the Plan and the stock option agreement evidencing such Option, and the method for exercising an Option shall be by the personal delivery to the Secretary of the Company of, or by the sending by United States registered or certified mail, postage prepaid, addressed to the Company (to the attention of its Secretary), of, written notice signed by the Optionee specifying the number of shares of Common Stock with respect to which such Option is being exercised. Such notice shall be accompanied by the full amount of the purchase price of such shares as provided in Section 5(j) hereof. Any such notice shall be deemed to have been given on the date of receipt thereof (in the case of personal delivery as above-stated). In addition to the foregoing, promptly after demand by the Company, the exercising Optionee shall pay to the Company an amount equal to applicable withholding taxes, if any, due in connection with such exercise. No shares of Common Stock shall be issued upon exercise of an Option until full payment therefor and for all applicable withholding taxes has been made, and a Optionee shall have none of the rights of a stockholder until shares of Common Stock are issued to such Optionee.

          (j)      Payment  of  Purchase Price.  The purchase price of an Option
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     shall  be paid in full in cash or by the following methods: (i) by personal check of the Optionee; (ii) by means of a broker-assisted exercise whereby the Optionee delivers to the Company, together with a properly executed exercise notice, such other documentation as the Committee and the broker assisting in the transaction shall require to effect an exercise of the Option, a sale of the shares of Common Stock acquired upon exercise and the delivery to the Company of the proceeds of such sale in full payment of the exercise price; or (iii) any combination of the foregoing methods of payment. The proceeds of a sale of Common Stock upon exercise of an Option shall constitute general funds of the Company.

     Section  6.  Adjustments  Upon  Changes  in Common Stock.  In the event the
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Company  shall  effect a split of the Common Stock or dividend payable in Common
Stock,  or  in  the  event the outstanding


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
Common Stock shall be combined into a smaller number of shares, the maximum number of shares as to which Options may be granted under the Plan shall be decreased or increased proportionately. In the event that before delivery by the Company of all of the shares of Common Stock for which any Option has been granted under the Plan, the Company shall have effected such a split, dividend or combination, the shares still subject to such Option shall be increased or decreased proportionately and the purchase price per share shall be decreased or increased proportionately so that the aggregate purchase price for all of the shares then subject to such Option shall remain the same as immediately prior to such split, dividend or combination.

     In the event of a reclassification of Common Stock not covered by the foregoing, or in the event of a liquidation or reorganization (including a merger, consolidation, spinoff or sale of assets) of the Company, including a transaction in which the Company is not the survivor, the Board shall make such adjustments, if any, as it may deem appropriate in the number, purchase price and kind of shares covered by the unexercised portions of Options theretofore granted under the Plan. The provisions of this Section shall only be applicable if, and only to the extent that, the application thereof does not conflict with any valid governmental statute, regulation or rule.

     Section 7.  Amendment and Termination of the Plan.  Subject to the right of
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the  Board  to terminate the Plan prior thereto, the Plan shall terminate at the expiration of ten years from November 12, 1997, the date of adoption of the Plan by the Board. No Options may be granted after termination of the Plan. The Board may alter or amend the Plan in any respect, except that no termination or amendment of the Plan shall adversely affect the rights of an Optionee under a previously granted Option, except with the consent of such Optionee.

     Section  8.  Requirements of Law.  The granting of Options and the issuance
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of  Common  Stock  upon  the  exercise  of  an  Option  shall  be subject to all applicable laws, rules and regulations and to such approval by governmental agencies as may be required.

     Section 9.   Investment Letter.  If the Company so elects, the CompanySec.s
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obligation  to  deliver  Common  Stock  with  respect  to  an  Option  shall  be conditioned upon its receipt from the Optionee to whom such Common Stock is to be delivered of an executed investment letter containing such representations and agreements as the Committee may determine to be necessary or advisable in order to enable the Company to issue and deliver such Common Stock to such Optionee in compliance with the Securities Act of 1933 and other applicable federal, state or local securities laws or regulations.

     Section 10.  Effective Date of the Plan.  The Plan as originally adopted by
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the Board of Directors on November 12, 1997, was approved by the stockholders of the Company on November 24, 1997, to be effective as of that date (the "Effective Date"). The Plan was amended by the Board of Directors on March 24, 2004, subject to the approval of such amendment by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or by proxy entitled to vote at the 2004 annual meeting of stockholders of the Company. If not so approved, the amendment to the Plan adopted by the Board of Directors on March 24, 2004, shall become null and void and of no further force or effect, and all outstanding Options and any Options that are subsequently granted under the Plan will be governed by the provisions of the Plan as in effect prior to said amendment.


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